Exhibit 10.14

FIRST AMENDMENT TO AGREEMENT FOR SALE OF MEMBERSHIP INTERESTS
THIS FIRST AMENDMENT TO AGREEMENT FOR SALE OF MEMBERSHIP INTEREST (this “First Amendment”) is made as of the 6th day of November, 2012, by and between KBS ACQUISITION SUB-OWNER 2, LLC, a Delaware limited liability company (“Seller”), and GPT GIG BOA Portfolio Holdings LLC, a Delaware limited liability company (f/k/a BBD1 Holdings LLC) (“Company”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    The Seller and the Company are parties to that certain Agreement for Sale of Membership Interests dated as of August 17, 2012 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    Pursuant to the Purchase Agreement, the Seller was to sell the Property and the Defeasance Security through the transfer of the Interests to the Company.
C.    Pursuant to Section 4.3.2(c) of the Purchase Agreement, the Seller is obligated to cooperate with the Company in connection with the acquisition of New Mortgage Debt, subject to the provisions and limitations set forth in the Purchase Agreement.
D.    The New Mortgage Lender has requested to restructure certain aspects of the sale of the Property and the Defeasance Security.
E.    The Company has requested that certain properties commonly known as 231 S. La Salle Street, Chicago, Illinois (the “231 Property”) and 525 N. Tryon Street, Charlotte, North Carolina (the “525 Property”), be sold by Portfolio Property Owner directly to third parties.
F.    Concurrently herewith, the Seller and the Company, among others, are entering into that certain Closing Agreement (the “Closing Agreement”) which, among other matters, sets forth the procedure, timing, documentation and deliveries that are necessary in order to consummate the restructured consummation of the purchase and sale of the Property and the Defeasance Security. A photocopy of the Closing Agreement is attached hereto as Exhibit B.
G.    Seller and Company have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Company agree as follows:
1.    Recitals.    The Recitals set forth above hereby incorporated herein by reference as if the same were fully set forth herein.
2.    Exhibits.    Exhibit A-1 to the Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached hereto.

3.    Restructuring of Purchase and Sale.    The purchase and sale of the Interests shall be restructured as:
(a)    a transfer of the Parking Lot Property by the Parking Lot Property Owner to the HFS Property Owner (as defined in the Closing Agreement),
(b)    a transfer of the Held-for-Sale Properties (as defined in the Closing Agreement) by Portfolio Property Owner to the HFS Property Owner (as defined in the Closing Agreement),
(c)    a transfer of the 231 Property by Portfolio Property Owner to the Chicago Property Purchaser (as defined in the Closing Agreement),
(d)    a transfer to the 525 Property by Portfolio Property Owner to the Charlotte Property Purchaser (as defined in the Closing Agreement),
(e)    a transfer of the Finance Properties (as defined in the Closing Agreement) from Portfolio Property Owner to JPM Property Owner (as defined in the Closing Agreement),
(f)    the assignment by Seller to JV Buyer (as defined in the Closing Agreement) of the membership interests in JPM Property Owner (immediately after the transfer of the Finance Properties set forth in clause (e) above), and
(g)    the assignment by Seller to Defeasance Pool Assignee (as defined in the Closing Agreement) of the membership interests in Portfolio Property Owner (immediately after the transfer of the Held-for-Sale Properties set forth in clause (b) above), AFR DEfeasance Pool 1, LLC and GKK Independence Square Lot LLC.
4.    Documentation Deliveries.
(a)    The parties hereby agree that, in addition to the deliveries required under the Purchase Agreement, each shall deliver, or cause to be delivered, the following documents to which it or its Affiliate are a party:
(i)    The documents listed on Exhibit C attached to the Closing Agreement (relating to clauses (a), (b) and (e) of Section 3 hereof),
(ii)    The documents listed on Exhibit E attached to the Closing Agreement (relating to the repayment of the Mezz Loan),
(iii)    The documents listed on Exhibit H attached to the Closing Agreement (relating to Section 3(c) hereof).
(iv)    The documents listed on Exhibit I attached to the Closing Agreement (relating to Section 3(d) hereof).
(b)    The parties confirm that they have modified the Assignment, the Updated Certificate, the Stockholder Agreement (and related letter agreement) and the Indemnity

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Agreement to their mutual satisfaction to reflect the assignment of the membership interests referred to in clauses (f) and (g) of Section 3 hereof and/or this First Amendment. In addition, the parties confirm that (i) the Amendments in Section 6.1(b) of the Purchase Agreement and (ii) the Mezz Loan Assignment Documents, shall not be required to be delivered.
5.    Operating Expenses.    The parties hereby agree that, notwithstanding the terms of the Purchase Agreement (including, without limitation, Section 10.2 if the Purchase Agreement), Operating Costs that are payable by tenants with directly or reimbursable under Leases and are subject to a future reconciliation (“Open Operating Expenses”) shall not be prorated as of Closing. Rather, the Company shall cause to be conducted a reconciliation of Open Operating Expenses within three months of the Closing Date. If, as a result of such reconciliation of Open Operating Expenses, as of the Closing the Seller has directly or indirectly received additional rent payments in excess of the amounts that tenants would be required to pay based on the actual Operating Expenses, the Company shall receive a credit in the amount of such excess. If, as a result of such reconciliation of Open Operating Expenses, as of the Closing the Seller has directly or indirectly received additional rent payments that are less than the amounts that tenants would be required to pay based on the actual Operating Expenses, the Seller shall receive a credit in the amount of such shortfall. Neither the Seller or the Company shall have any obligation to any payment for amount due and owing under this Section 5 until such amounts have been collected and received from the applicable tenants.
6.    Limited Release.    The Company acknowledges that in order to effectuate the restructured transactions referred to in this First Amendment it has prepared, or has caused to be prepared, certain closing documentation to be executed and/or delivered by Seller or an Affiliate of Seller. Accordingly, the Seller makes no representation, covenant or warranty as to the accuracy or effectiveness of, and shall not be liable to the Company for any inaccuracies or errors in, any bill of sale, deed or assignment of lease comprising Internal KBS Transfer Documents (as defined in the Closing Agreements)(collectively, the “Company Prepared Documents”).
7.    Further Assurances.    Seller and Company hereby agree to perform, execute and deliver, or cause to be performed, executed and delivered, on the Closing Date or thereafter any and all such further acts, deeds and assurances as Company or Seller, as the case may be, may reasonably require in order to (i) effectuate the return to Seller of the Reserves and (ii) consummate fully the transactions contemplated under this First Amendment including, without limitation, such documents as may be reasonably required in order to effectuate the return to Seller of the Reserves and the restructured transactions referred to in this First Amendment or to correct any errors, inaccuracies or fully effectuate any of the Company Prepared Documents.
8.    Effectiveness of Agreement.    Except as modified by this First Amendment, all the terms of the Purchase Agreement including, without limitation, the rights and the obligations of the parties thereunder, shall remain unchanged and in full force and effect.
9.    Counterparts.    This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

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10.    Telecopied Signatures.    A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied to the other party to this First Amendment or its counsel (o) shall have the same effect as an original signed counterpart of this First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.
11.    Successors and Assigns.    All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.
IN WITNESS WHEREOF, Seller and Company have entered into this First Amendment to Agreement for Sale of Membership Interests as of the date first above stated.
[SIGNATURES ON NEXT PAGE]

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“SELLER”
KBS ACQUISITION SUB-OWNER 2, LLC,
a Delaware limited liability company

By:    KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:    KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:    KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[First Amendment to PSA]

“COMPANY”

GPT GIG BOA PORTFOLIO HOLDINGS LLC,
a Delaware limited liability company

By:    /s/ Benjamin P. Harris
Name:    Benjamin P. Harris
Title:    Authorized Signatory

[FIRST AMENDMENT TO AGREEMENT FOR SALE OF MEMBERSHIP INTERESTS]

JOINDER BY CERTAIN COMPANY PARTIES
The undersigned are executing this Joinder solely for the purpose of acknowledging and agreeing to the releases granted in Section 6 of this Amendment, which this Joinder shall be effective immediately after the consummation of the transactions referenced in Section 3 of this Amendment.

GPT GIG BOA PORTFOLIO OWNER LLC,
a Delaware limited liability company
By:    /s/ Benjamin P. Harris
Name:    Benjamin P. Harris
Title:    Authorized Signatory

GPT GIG BOA PORTFOLIO HFS OWNER LLC,
a Delaware limited liability company
By:    /s/ Benjamin P. Harris
Name:    Benjamin P. Harris
Title:    Authorized Signatory

GPT GIG BOA DEFEASANCE POOL HOLDINGS LLC,
a Delaware limited liability company
By:    /s/ Benjamin P. Harris
Name:    Benjamin P. Harris
Title:    Authorized Signatory

FIRST STATES INVESTORS 5000A LLC,
a Delaware limited liability company
By:    /s/ Benjamin P. Harris
Name:    Benjamin P. Harris
Title:    Authorized Signatory

[Joinder Signatures Continue on Next Page]

[FIRST AMENDMENT TO AGREEMENT FOR SALE OF MEMBERSHIP INTERESTS]

GKK INDEPENDENCE SQUARE LOT, LLC,
a Delaware limited liability company
By:    /s/ Benjamin P. Harris
Name:    Benjamin P. Harris
Title:    Authorized Signatory

AFR DEFEASANCE POOL 1, LLC,
a Delaware limited liability company
By:    /s/ Benjamin P. Harris
Name:    Benjamin P. Harris
Title:    Authorized Signatory

[FIRST AMENDMENT TO AGREEMENT FOR SALE OF MEMBERSHIP INTERESTS]

EXHIBIT A-1

Portfolio Real Property

No.	Property Number/Name	Property Address
I.	ARIZONA (7 Properties)
1.	5003- Camelback Uptown-Mn, Phoenix, AZ	51 E. Camelback Road, Phoenix, AZ 85012
2.	5004- Camelback-Bank Am, Phoenix, AZ	1825 E. Buckeye Road, Phoenix, AZ 85034
3.	5005- Catalina-Bank Am, Phoenix, AZ	1825 E. Buckeye Road, Phoenix, AZ 85034
4.	5006- Maricopa- Bank Ami, Phoenix, AZ	1825 E. Buckeye Road, Phoenix, AZ 85034
5.	5007- McDowell- Bank Ame, Phoenix, AZ	1825 E. Buckeye Road, Phoenix, AZ 85034
6.	5008- Mesa Main- Mn Bldr, Mesa, AZ	63 W. Main Street, Mesa, AZ 85201
7.	5009- South Mountain, Phoenix, AZ	1825 E. Buckeye Road, Phoenix, AZ 85034
II.	CALIFORNIA (40 Properties)
8.	5010- Auburn, CA	900 High Street, Auburn, CA 95603
9.	5011- Bixby-Atlantic, Long Beach, CA	3804 Atlantic Avenue, Long Beach, CA 90801
10.	5012- Calwa, Fresno, CA	2611 S. Cedar Avenue, Fresno, CA 93725
11.	5013- Cedar & Shields, Fresno, CA	3435 N. Cedar Avenue, Fresno, CA 93726
12.	5014- Coronado Branch, Coronado, CA	1199 Orange Avenue, Coronado, CA 92118
13.	5015- East Baskerfield, Bakersfield, CA	1201 Baker Street, Bakersfield, CA 93305
14.	5016- East Compton Branch Compton, CA	518 S. Long Beach Boulevard, Compton, CA 9022
15.	5017- El Segundo, CA	1835 N. Sepulveda Boulevard, El Segundo, CA 90245
16.	5021- Escondido Main, CA	220 S. Escondido Blvd., Escondido, CA 92025
17.	5022- Fresno Proof/Vault, CA	2111 Tuolumne Street, Fresno, CA 93721

No.	Property Number/Name	Property Address
18.	523- Gardena Main, CA	1450 W. Redondo Beach Blvd., Gardena, CA 90247
19.	5024- Glendale Main, CA	345 N. Brand Blvd., Glendale, CA 91203
20.	5025- Inglewood Main, CA	330 E. Manchester Blvd., Inglewood, CA 90301
21.	5026- Inland Empire Cash, Ontario, CA [SP]	1275 S. Dupont Avenue, Ontario, CA 91761
22.	5027- Irvine Industrial, Newport Beach, CA	4101 Mac Arthur Blvd., Newport Beach, CA 92660
23.	5030- Lincoln Heights, Los Angeles, CA	2400 N. Broadway, Los Angeles, CA 90031
24.	5031- Long Beach Financial, CA [SP]	150 Long Beach Blvd., Long Beach, CA 90802
25.	5032- Lynwood Branch, Lynwood, CA	3505 E. Imperial Highway, Lynwood, CA 90262
26.	5034- North Hollywood, CA	5025 Lankershim Blvd., North Hollywood, CA 91601
27.	5035- North Sacramento, Sacramento, CA	1830 Del Paso Blvd., Sacramento, CA 95815
28.	5036- Oak Park Branch, Sacramento, CA	3810 Broadway, Sacramento, CA 95817
29.	5037- Palmdale Branch, Palmdale, CA	839 E. Palmdale Blvd., Palmdale, CA 93550
30.	5038- Pico-Vermont Branch, Los Angeles, CA	1232 S. Vermont Blvd., Los Angeles, CA 90006
31.	5039- Poma Main, Pomona, CA	444 S. Garey Avenue, Pomona, CA 91766
32.	5040- Red Bluff Branch, Red Bluff, CA	955 Main Street, Red Bluff, CA 96080
33.	5041- Redding Main Branch, Redding, CA	1661 East Street, Redding, CA 96001
34.	5042- Riverside Main, Riverside, CA	3650 14th Streetm Riverside, CA 92501
35.	5043- Salinas Main Branch, Salinas, CA	405 Main Streetm Salinas, CA 93901
36.	5044- San Bernardino Main, CA	303 N. D Street, San Bernardino, CA 92401
37.	5045- Santa Barbara, CA	834 State Street, Santa Barbra, CA 93101
38.	5046- Santa Maria Branch, CA	300 Town Center East, Santa Maria, CA 93454

No.	Property Number/Name	Property Address
39.	5047- Sepulveda, Mission Hills, CA	10300-10306 Sepulveda Blvd., Mission Hills, CA 91345
40.	5048- Stockdale-Main, Bakersfield, CA	5021 California Avenue, Bakersfield, CA 93309
41.	5049-Stockton Main Office, CA [SP]	5021 California Avenue, Bakersfield, CA
42.	5050- Sunnyvale Main, CA	444 S. Mathilda Avenue, Sunnyvale, CA 94086
43.	5051- Torrance Sartori, CA	1255 Sartori Avenue, Torrance, CA 90501
44.	5053- Ventura Main Office, CA	1130 S. Victoria, Ventura, CA 93003
45.	5054- Whittier Office, CA	7255 S. Greenleaf Avenue, Whittier, CA 90602
46.	5055- Willow-Daisy Brch, Long Beach, CA	600 W. Willow Street, Long Beach, CA 90806
47.	5056- Yuba City Branch, Yuba City, CA	1100 Butte House Road, Yuba City, CA 95991
III.	FLORIDA (24 Properties)
48.	5057- Century Park, Tampa, FL	1000 Century Park Road, Tampa, FL 33607
49.	5058- Clermont- Main Building, FL	690 E. Highway 50, Clermont, FL 34711
50.	5059- Cordova, Pensacola, FL [SP]	5041 Bayou Blvd., Pensacola, FL 32503
51.	5062- Gulf to Bay- Main, Clearwater, FL	164 Gulf to Bay Blvd., Clearwater, FL 33755
52.	5063- Hallendale Beach, FL [SP]	801 E. Hallandale Blvd., Hallandale, FL 33009
53.	5064- Jacksonville #100, FL	9000 Southside Blvd., Jacksonville, FL 32256
54.	5065- Jacksonville #200, FL	9000 Southside Blvd., Jacksonville, FL 32256
55.	5066- Jacksonville #300, FL	9000 Southside Blvd., Jacksonville, FL 32256
56.	5067- Jacksonville #4, FL	9000 Southside Blvd., Jacksonville, FL 32256
57.	5068- Jacksonville #5, FL	9000 Southside Blvd., Jacksonville, FL 32256
58.	5069- Jacksonville #6, FL	9000 Southside Blvd., Jacksonville, FL 32256
59.	5070- Jacksonville #7, FL	9000 Southside Blvd., Jacksonville, FL 32256

No.	Property Number/Name	Property Address
60.	5071- Jacksonville Daycr, FL	9000 Southside Blvd., Jacksonville, FL 32256
61.	5072- Jacksonville Garag, FL	9000 Southside Blvd., Jacksonville, FL 32256
62.	5073- Jacksonville Schl FL	9000 Southside Blvd., Jacksonville, FL 32256
63.	5074- Lighthouse Point, FL [SP]	2850 N. Federal Highway, LighthousePoint, FL 33064
64.	5078- North Hialeah- Main Building, FL	1 E. 49th Street, Hialeah, FL 33013
65.	5079- Ocala Downtown, Ocala, FL [SP]	35 S.E. 1st Avenue, Ocala, FL 34471
66.	5080- Plaza, Stuart, FL	900 S. Federal Highway, Stuart, FL 34994
67.	5081- Port Charlotte-Main Building, , FL	21175 Ocean Blvd., Port Charlotte, FL 33952
68.	5083- San Jose- Main, Jacksonville, FL	3535 University Blvd. West, Jacksonville, FL 32217
69.	5084- South Region TPC, Miami Lakes, FL	17100 N.W. 59th Avenue, Miami Lakes, FL 33015
70.	5086- Westshore Mall, Tampa, FL	100 N. Westshore Blvd., Tampa, FL 33609
71.	5088 - Winter Park, Winter Park, FL	750 S. Orlando Avenue, Winter Park, FL 32789
IV.	GEORGIA (4 Properties)
72.	5091- Bull Street, Savannah, GA	22 Bull Street, Savannah, GA 31401
73.	5095- Valdosta Main, GA [SP]	106 S. Paterson Street, Valdosta, GA 31601
74.	5096- Winder Main Building, GA [SP]	102 N. Broad Street, Winder, GA 30680
75.	5094- Moultrie Main, Moultrie, GA [HFS]	300 S. Main Street, Moultrie, GA 31768
V.	ILLINOIS (1 Property)
76.	5098- Bank of America, Chicago, IL	231 S. La Salle Street, Chicago, IL 60604
VI.	KANSAS (2 Properties)
77.	5099- Mission, Overland Park, KS [SP]	9500 Mission Road, Overland Park, KS 66206
78.	5100- Penn St., Independence, KS [SP]	01 N. Penn Street, Independence, KS 67301

No.	Property Number/Name	Property Address
VII.	MARYLAND (2 Properties)
79.	5101- Annapolis Church, MD	10 Church Circle, Annapolis, MD 21402
80.	5102- Highlandtown, Baltimore, MD	3415-3417 Eastern Avenue, Baltimore, MD 21224
VIII.	MISSOURI (12 Properties)
81.	5103- Columbia Facility-Main Building, MO	800 Cherry Street, Columbia, MO 65201
82.	5104- Concord Village, St. Louis, MO	5353 S. Lindbergh Blvd., St. Louis, MO 63126
83.	5105- Downtown Facility, Rolla, MO [SP]	210 W. 8th Street, Rolla, MO 65401
84.	5106- Florissant Facility, MO [SP]	880 Rue Saint Francois, Florissant, MO 63031
85.	5107- Hampton-Main, St. Louis, MO	4301 Hampton Avenue, St. Louis, MO 63109
86.	5108- Independence Square, MO [SP]	129 W. Lexington Avenue, Independence, MO 64050
87.	5109- Lexington Facility-Main, MO [SP]	1016 Main Street, Lexington, MO 64607
88.	5110- Mexico Facility, Mexico, MO [HFS]	222 S. Jefferson Street, Mexico, MO 65265
89.	5111- Oak Traffic, N. Kansas City, MO [SP]	8320 N. Oak Trafficway, N. Kansas City, MO 64118
90.	5112- Richland Facility-Main Building, MO	112 McClurg Street, Richland, MO 65556
91.	5113- South Glenstone- Main, Springfield, MO	2940 S. Glenstone Avenue, Springfield, MO 65804
92.	5114- West Sunshine-Main, Springfield, MO	710 W. Sunshine Street, Springfield, MO 65807
IX.	NORTH CAROLINA (1 Property)
93.	5116- 525 N Tryon-Odell, Charlotte, NC	525 N. Tryon Street, Charlotte, NC 28202
X.	NEW MEXICO (1 Property)
94.	5117- Albuquerque Op Ctrm NM [SP]	725 6th Street N.W., Albuquerque, NM 87102
XI.	OKLAHOMA (2 Properties)

No.	Property Number/Name	Property Address
95.	5121- Admiral- Main Building, Tulsa, OK [SP]	5950 E. Admiral Place, Tulsa, OK 74115
96.	5122- Muskogee Main, Muskogee, OK [SP]	230 W. Broadway, Muskogee, OK 74401
XII.	SOUTH CAROLINA (1 Property)
97.	5123- Aiken Main Office, Aiken, SC [SP]	167 Laurens Street, Aiken, SC 29801
XIII.	TENNESSEE (1 Property)
98.	5124- Murfreesboro Main, TN [SP]	120 E. Main Street, Murfeesboro, TN 37130
XIV.	TEXAS (10 Properties)
99.	5126-Aransas Pass, TX [HFS]	221 S. Commercial Street, Aransas Pass, TX 78336
100.	5127- Brownwood- Main Building, TX [HFS]	1 Center Avenue, Brownwood, TX 76801
101.	5128-Carrollton-Mn Building, TX	1101 S. Josey Lane, Carrollton, TX 75006
102.	5130- Denison, TX [HFS]	300 W. Main Street, Denison, TX 75020
103.	5131- Dumas Banking- Main, TX [HFS]	501 N. Bliss Avenue, Dumas, TX 79029
104.	5132- Fort Sam Hston-Main, San Antonio, TX	1422 E. Grayson Street, San Antonio, TX 78208
105.	5133- Fort Worth East- Main, TX [HFS]	5651 E. Lancaster Avenue, Fort Worth, TX 76112
106.	5134- Greenspoint, Houston, TX	12400 Interstate 45 North, Houston, TX 77060
107.	5135- Mission Main Building, Mission, TX	1101 N. Conway Avenue, Mission, TX 78572
108.	5136- Mount Pleasant, TX [HFS]	302 N. Jefferson Avenue, Mt. Pleasant, TX 75455
XV.	VIRGINIA (1 Property)
109.	5142- Old Hampton, Hampton, VA [SP]	1 W. Queens Way, Hampton, VA 23669
XVI.	WASHINTON (1 Property)
110.	5145- Aberdeen Building/BR, WA	101 E. Market Street, Aberdeen, WA 98520

No.	Property Number/Name	Property Address
111.	5148- Bellingham, WA	112 E. Holly Street, Bellingham, WA 98255
112.	5149- Bremerton, WA	1000 6th Street, Bremerton, WA 98337
113.	5155- Richland-Main Building, WA	1007 Knight Street, Richland, WA 99352
114.	5156- Spokane Bankcard, WA	1616 S. Rustle Road, Spokane, WA 99224
115.	5158- Walla Walla Main Building, WA	111 W. Main Street, Walla Walla, WA 99362

EXHIBIT B

Closing Agreement

[see attached]

Execution

CLOSING AGREEMENT

KBS ACQUISITION SUB-OWNER 2, LLC
(“KBS SELLER”)

GPT GIG BOA PORTFOLIO HOLDINGS LLC
(“JV BUYER”)
GPT GIG BOA PORTFOLIO HFS OWNER LLC
(“HFS PROPERTY OWNER”)
GPT GIG BOA PORTFOLIO OWNER LLC
(“BORROWER / JPM PROPERTY OWNER”)
GPT GIG BOA DEFEASANCE POOL HOLDINGS LLC
(“DEFEASANCE POOL ASSIGNEE”)
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
(“NEW LENDER”)
KBS REIT PROPERTIES, LLC, KBS ACQUISITION SUB-OWNER 5, LLC, KBS ACQUISITION SUB-OWNER 6, LLC, KBS ACQUISITION SUB-OWNER 7, LLC and KBS ACQUISITION SUB-OWNER 8, LLC
(individually and collectively “KBS MEZZ BORROWER”)
GRAMERCY LOAN SERVICES LLC,
GRAMERCY INVESTMENT TRUST and
GARRISON COMMERCIAL FUNDING XI LLC
(“MEZZANINE LENDER PARTIES”)
FIRST AMERICAN TITLE INSURANCE COMPANY
(“TITLE COMPANY / ESCROW AGENT”)

CLOSING AGREEMENT
THIS CLOSING AGREEMENT (this “Closing Agreement”) dated as of December 6, 2012, (the “Effective Date”) together with its exhibits, contains the agreement of the undersigned parties (individually, a “Party”, and collectively, the “Parties”) to consummate the transactions described herein and in connection therewith for the Escrow Agent: (i) to issue the policies of title insurance as more fully set forth herein, (ii) to act as document escrow agent in respect of the Transactions (as hereinafter defined) and (iii) to act as funds escrow agent for the Transactions.
A. Overview of Transactions
Upon satisfaction of the conditions set forth herein, the following transactions shall be effectuated concurrently on December 6, 2012 (the “Closing Date”) but will be deemed to occur in the order set forth below (individually, each a “Transaction”, and collectively, the “Transactions”):
1.Internal KBS Transfer. The transfer (the “Internal KBS Transfer”) by KBS Seller of sixty-seven (67) real properties set forth on Exhibit A (the “Finance Properties”) by deed from First States Investors 5000A, LLC (“First States Investors 5000A”) to Borrower, a wholly-owned subsidiary of KBS Seller.
2.Defeasance. Defeasance of First States Investors 5000A, LLC Loan Nos. 99-1088305, 99-1088340, 99-1088341, 99-1088342, 99-1088351, 99-1089958 and 99-1089959, involving the defeasance (the “Defeasance Transaction”) of the collateral pledged by First States Investors 5000A in connection with a loan to First States Investors 5000A in the original principal amount of $400,000,000.00 (the “First States Loan”) pursuant to the terms and conditions of that certain Loan and Security Agreement, dated as of June 30, 2003, between First States Investors 5000A and German American Capital Corporation. U.S. Bank National Association, as Successor Trustee to Bank of America, National Association, as Trustee, successor by merger to LaSalle Bank National Association, as trustee for GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-C3, is acting for the benefit of the holders of the Notes issued in connection with the First States Loan in accordance with the applicable intercreditor agreements. Wells Fargo Bank, N.A. (“Securities Intermediary”) is acting as securities intermediary for the defeasance of the First States Loan.
3.Chicago Sale Transaction. The sale (the “Chicago Sale Transaction”) by KBS Seller of the real property commonly known as 231 South LaSalle Street, Chicago, Illinois (the “Chicago Property”) to SL 231 LaSalle LLC (the "Chicago Property Purchaser") pursuant to the terms and conditions of a Purchase and Sale Agreement (the “Chicago Purchase Agreement”) between KBS Seller and the Chicago Property Purchaser.
4.Charlotte Sale Transaction. The sale (the “Charlotte Sale Transaction”) by KBS Seller of the real property commonly known as 525 North Tryon Street, Charlotte, North Carolina (the “Charlotte Property”) to Parkway Properties LP (the "Charlotte Property Purchaser") pursuant to the terms and conditions of a Purchase and Sale Agreement (the “Charlotte Purchase Agreement”) between KBS Seller and the Charlotte Property Purchaser.

5.Mezzanine Loan Repayment. The repayment (the “Mezzanine Loan Repayment”) of the mezzanine loan made to KBS Mezz Borrower in the original principal amount of $38,980,245.08 pursuant to the terms and conditions of the Mezzanine Loan Agreement, dated August 17, 2012 (the “Mezzanine Loan Agreement”), between KBS Mezz Borrower and the Mezzanine Lender Parties (the full payoff amount in respect thereof, the “Mezzanine Loan Repayment Amount”).
6.JV Acquisition Transaction.
(a)The transfer by deed to HFS Property Owner of (i) forty-six (46) real properties set forth on Exhibit B (the “Held-for-Sale Properties”) from First States Investors 5000A and (ii) the parking lot property set forth on Exhibit B from GKK Independence Square Lot LLC (the “Parking Lot Owner”);
(b)The assignment by KBS Seller to JV Buyer of the membership interests in (i) Borrower/JPM Property Owner (“Membership Interest Transfer”); and
(c)The assignment by KBS Seller to Defeasance Pool Assignee of the membership interests in (i) First States Investors 5000A (after transfer of the Held-for-Sale Properties pursuant to Paragraph A.6(a) above), (ii) the Parking Lot Owner and (iii) AFR Defeasance Pool 1, LLC (the “Defeasance Securities Owner”).
The foregoing transactions in this Paragraph A.6 are collectively referred to as the “JV Acquisition Transaction”.
7.New Loan Transaction. The mortgage loan made to Borrower from New Lender in the original principal amount of $200,000,000.00 (the “Mortgage Loan”) pursuant to the terms of the Loan Agreement, dated as of the Closing Date, between Borrower and New Lender (the “New Loan Transaction”).
B. Receipt of Transaction Documents
By execution and delivery of this Closing Agreement, on the Effective Date, (x) each Party represents and agrees that it has executed and delivered to Escrow Agent the applicable documents listed below in respect of each Transaction to which it is a party, and (y) Escrow Agent represents and agrees that it has received the following documents (the “Transaction Documents”):
1.The documents listed on Exhibit C attached hereto relating to the Internal KBS Transfer (the “Internal KBS Transfer Documents”).
2.The documents listed on Exhibit E attached hereto evidencing the repayment of the Mezzanine Loan (the “Mezzanine Loan Repayment Documents”).
3.The documents listed on Exhibit F attached hereto relating to the JV Acquisition Transaction (the “JV Acquisition Closing Documents”).

4.The documents listed on Exhibit G relating to the New Loan Transaction (the “New Loan Closing Documents”; and together with the Internal KBS Transfer Documents, the Defeasance Closing Documents, the Mezzanine Loan Repayment Documents and the JV Acquisition Closing Documents, collectively, the “Closing Documents”).
In addition to the Closing Documents, Escrow Agent represents and agrees that pursuant to separate written closing and escrow instructions it has received and is holding (i) certain documents listed on Exhibit D relating to the Defeasance Transaction (the “Defeasance Closing Documents”), (ii) certain documents listed on Exhibit H relating to the Chicago Sale Transaction (the “Chicago Sale Closing Documents”) and (iii) certain documents listed on Exhibit I relating to the Charlotte Sale Transaction (the “Charlotte Sale Closing Documents”).
C. Escrow Agent Confirmation
By execution and delivery of this Closing Agreement, Escrow Agent represents and agrees as follows:
5.Escrow Agent has confirmed that (i) it has received evidence of a trade confirmation from the Securities Intermediary with respect to the delivery of United States government securities set forth on Exhibit J (the “Defeasance Collateral”), subject to payment for the Defeasance Collateral in the amount (the “Defeasance Collateral Purchase Price”) identified as “Due to Securities Intermediary” on Exhibit N attached hereto (the “Closing Statement”).
6.Escrow Agent has confirmed that the Closing Documents, as well as the Chicago Sale Closing Documents and the Charlotte Sale Closing Documents, are fully and properly signed, dated, acknowledged, attested and witnessed, as required by law, and that those among them that are to be filed and/or recorded in the public records are in proper form for filing and/or recording, as applicable, and include complete and accurate property descriptions and all other exhibits that are necessary for filing and/or recording.
7.Escrow Agent has confirmed that all title matters and information required in connection with the Transactions have been confirmed to the date hereof. Subject to receipt of the Title Charges (defined in Paragraph C.4 below), Title Company is unconditionally prepared to issue, and hereby irrevocably commits to issue, the following title insurance policies in the form of the marked pro forma policies issued on or prior to the date hereof (collectively, the “Policies”):
(a)To HFS Property Owner, ALTA owner's policies of title insurance dated as of the recording date of each applicable deed insuring the ownership of each of the Held-for Sale Properties for the insured amounts indicated on Exhibit K (each, a “HFS Property Owner's Policy” ).
(b)To JPM Property Owner, ALTA owner's policies of title insurance dated as of the recording date of each applicable deed insuring the ownership of each of the Finance Properties for the insured amounts indicated on Exhibit L (each, a “JPM Property Owner's Policy” ).

(c)To New Lender, ALTA loan policies of title insurance dated as of the recording date of each applicable security instrument insuring the priority of the lien of New Lender encumbering each of the Finance Properties for the insured amount indicated on Exhibit M (each, a “New Lender's Mortgage Loan Policy”). Escrow Agent agrees that it will separately confirm with New Lender's counsel the form of each New Lender's Mortgage Loan Policy and all of the endorsements attached thereto prior to the Closing Date and irrevocably agrees that each New Lender's Mortgage Loan Policy and all of the endorsements attached thereto shall be in the form agreed to between Escrow Agent and New Lender's counsel.
8.The issuance of the foregoing Policies is subject to receipt by Escrow Agent of certain amounts indicated on the Closing Statement, which amounts, Escrow Agent has determined will fully pay for (i) all documentary, recording, filing and related taxes and charges and other expenses of the Title Company in connection with the Closing Documents, (ii) amounts required to be paid to the KBS Seller and third parties to cause the state of title to be as described in each of the Policies, as applicable, (iii) the premiums payable to the Title Company for the issuance of the Policies, in addition to the other charges and reimbursements shown on the Closing Statement as being payable to Escrow Agent (collectively, the “Title Charges”), and (iv) the amounts that are required to be paid to close the Defeasance Transaction.
9.Escrow Agent has confirmed receipt from Chicago Property Purchaser on the Effective Date of the sum of $94,720,334.07 (the “Chicago Property Purchaser's Funds”) in its segregated escrow account described on Exhibit O hereto (the “Escrow Account”).
10.Escrow Agent hereby confirms receipt from Charlotte Property Purchaser on the Effective Date of the sum of $45,801,034.86 (“Charlotte Property Purchaser's Funds”) in the Escrow Account.
11.Escrow Agent hereby confirms receipt from Borrower on the Effective Date of the sum of $102,911,840.31 (“Borrower Funds”), in the Escrow Account.
D. Closing Date Events
12.On the Closing Date, upon telephonic confirmation from each of the Parties, as well as the Chicago Property Purchaser and the Charlotte Property Purchaser, that each such party has authorized the Escrow Agent to close, New Lender will wire to the New York, New York office of Escrow Agent pursuant to the wiring instructions described on the Closing Statement the net loan proceeds after payment of certain Borrower costs, and identified as “Due to Title Company” on the Closing Statement (the “New Lender's Funds”; and together with the Chicago Property Purchaser's Funds, the Charlotte Property Purchaser's Funds, and the Borrower Funds, the “Closing Funds”), and Borrower agrees with New Lender that New Lender's Funds, when so wired by New Lender, will be regarded for all purposes under the applicable New Loan Closing Documents as having been advanced directly to Borrower, and Borrower shall pay all interest and other payments with respect to such amounts from the date the same are wired that are required pursuant to the New Loan Closing Documents.
13.Upon receipt by Escrow Agent of the New Lender's Funds, the Parties irrevocably instruct Escrow Agent, and Escrow Agent agrees, to disburse (i) the Defeasance

Collateral Purchase Price to the Securities Intermediary, in accordance with the Closing Statement and (ii) the remaining Closing Funds as follows:
(a)To pay the invoices identified under the heading “Disbursements Paid” in accordance with the Closing Statement;
(b)To pay Title Company the Title Charges (without duplication of amounts paid pursuant to clause (a)); and
(c)To pay KBS Seller the amount that is identified on line 610 of the Closing Statement as “Cash to Seller” in accordance with the Closing Statement, which amount is net of the Mezzanine Loan Repayment Amount.
Escrow Agent acknowledges and agrees that upon disbursement of the Closing Funds in accordance with the foregoing, the premiums for the Policies will have been paid in full and the Policies referred to in Paragraph C.3(c) above shall constitute and be effective as New Lender's title insurance policy until New Lender's receipt of each original New Lender's Mortgage Loan Policy.
14. Upon confirmation by the Securities Intermediary that the Defeasance Collateral Purchase Price has been received and disbursement of the Closing Funds in accordance with Paragraph D.2, and receipt by Escrow Agent of Fed Reference Numbers relating to such disbursements, the parties hereto irrevocably instruct Escrow Agent, and Escrow Agent agrees:
(a)To record the Closing Documents in the appropriate recording offices in the following order:
1.    Deeds evidencing Internal KBS Transfer;
2.    Release of First States Mortgage Loan;
3.    UCC-3 Termination Statement for Mezzanine Loan Repayment;
4    (a) Deed evidencing Chicago Sale Transaction;
(b) Deed evidencing Charlotte Sale Transaction;
(c) Deeds evidencing JV Acquisition Transaction; and
5.    The security instruments for the New Loan Transaction in the order as set forth on Exhibit G hereto.
(b)To unconditionally issue the Policies.
(c)To deliver the Closing Documents as follows:

1.
Disburse equal numbers of counterparts of Defeasance Closing Documents to each of KBS Seller, JV Buyer, Berkadia Commercial Mortgage LLC, as servicer for the First States Loan, and Securities Intermediary;

2.	Disburse equal numbers of counterparts of JV Acquisition Closing Documents to each of KBS Seller and JV Buyer;

3.	Disburse equal numbers of counterparts of Mezzanine Loan Repayment Documents to Mezzanine Lender Parties and KBS Mezz Borrower;

4.	Disburse equal numbers of counterparts of Chicago Sale Documents in accordance with the separate escrow instructions; and

5.	Disburse equal numbers of counterparts of Charlotte Sale Documents in accordance with the separate escrow instructions.
E. Miscellaneous
15.Notwithstanding anything in the foregoing to the contrary, in the event Escrow Agent has not received the New Lender's Funds and disbursed the Closing Funds in accordance with this Agreement no later than 4:00 p.m. Eastern Standard Time on December 7, 2012, Escrow Agent shall initiate wires returning the Closing Funds to the Party from whom it received such Closing Funds in accordance with each such Party's instructions to Escrow Agent.
16.If Escrow Agent initiates wires to make the disbursements pursuant to Paragraph E.1, Escrow Agent shall, within two (2) business days after initiating such wires, return all executed signature pages to the Party from whom received.
17.Escrow Agent will direct the applicable recording offices to deliver the original filed and/or recorded Closing Documents by return mail to the person indicated thereon, and will promptly deliver to the applicable Party any such original filed and/or recorded Closing Documents that are delivered to Escrow Agent. In addition, Escrow Agent will deliver to such Party, with copies to counsel for all other applicable Parties, original recording receipts, as available.
18.When available (but not more than forty-five (45) days from the date hereof) Escrow Agent shall deliver each New Lender's Mortgage Loan Policy via overnight courier to New Lender.
19.Escrow Agent agrees to keep all information it receives in connection with this transaction strictly confidential, unless disclosure is required by law.
20.This Closing Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to conflict of law principles.
21.This Closing Agreement may be executed in counterparts (including by facsimile or PDF), all of which taken together will constitute one instrument.
[Signatures appear on following page.]

Please execute below acknowledging your acceptance of and agreement to be strictly bound by these terms and conditions.
Very truly yours,

[SIGNATURE PAGE TO CLOSING AGREEMENT]

KBS ACQUISITION SUB-OWNER 2, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder,
Chief Financial Officer

[SIGNATURE PAGE TO CLOSING AGREEMENT]

JPM PROPERTY OWNER/BORROWER:
GPT GIG BOA PORTFOLIO OWNER LLC, a Delaware limited liability company,

By:	KBS ACQUISITION SUB-OWNER 2, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITON HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT
TRUST, INC.,
a Maryland corporation, its sole general
partner

By:	/s/ David E. Snyder
David E. Snyder,
Chief Financial Officer

[SIGNATURE PAGE TO CLOSING AGREEMENT]

JV BUYER:

GPT GIG BOA PORTFOLIO HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Harris

Name:	Benjamin P. Harris

Title:	Authorized Signatory

[SIGNATURE PAGE TO CLOSING AGREEMENT]

HFS PROPERTY OWNER:

GPT GIG BOA PORTFOLIO HFS OWNER LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Harris

Name:	Benjamin P. Harris

Title:	Authorized Signatory

[SIGNATURE PAGE TO CLOSING AGREEMENT]

DEFEASANCE POOL ASSIGNEE:

GPT GIG BOA DEFEASANCE POOL HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Harris

Name:	Benjamin P. Harris

Title:	Authorized Signatory

[SIGNATURE PAGE TO CLOSING AGREEMENT]

KBS MEZZ BORROWER:
KBS REIT PROPERTIES, LLC,
a Delaware limited liability company,

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC,
a Maryland corporation, its general partner

By:	/s/ David E. Snyder
David E. Snyder,
Chief Financial Officer

[SIGNATURE PAGE TO CLOSING AGREEMENT]

KBS MEZZ BORROWER:

KBS ACQUISITION SUB-OWNER 5, LLC,
KBS ACQUISITION SUB-OWNER 6, LLC,
KBS ACQUISITION SUB-OWNER 7, LLC,
KBS ACQUISITION SUB-OWNER 8, LLC,
each a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder,                         Chief Financial Officer

[SIGNATURE PAGE TO CLOSING AGREEMENT]

MEZZANINE LENDER PARTIES:
GRAMERCY INVESTMENT TRUST, By: /s/ Benjamin P. Harris Name: Benjamin P. Harris Title: Authorized Signatory	GRAMERCY LOAN SERVICES LLC, By: /s/ Benjamin P. Harris Name: Benjamin P. Harris Title: Authorized Signatory

[MEZZANINE LENDER PARTIES SIGNATURE PAGES CONTINUE ON NEXT PAGE]

[SIGNATURE PAGE TO CLOSING AGREEMENT]

MEZZANINE LENDER PARTIES:

GARRISON COMMERCIAL FUNDING
XI LLC, a Delaware limited liability company

By:	/s/ Julian Weldon
Name:    JULIAN WELDON
Title:    SECRETARY

[SIGNATURE PAGE TO CLOSING AGREEMENT]

TITLE COMPANY/ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE
COMPANY

By:	/s/ Debra Pase
Name:    Debra Pase
Title:    Senior Underwriter

[SIGNATURE PAGE TO CLOSING AGREEMENT]

AGREED AND ACKNOWLEDGED:
KBS REIT PROPERTIES, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST, INC,
a Maryland corporation, its general partner

By:	/s/ David E. Snyder
David E. Snyder,
Chief Financial Officer
[SIGNATURE CONTINUE ON NEXT PAGE]

[SIGNATURE PAGE TO CLOSING AGREEMENT]

NEW LENDER:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION

By:	/s/ Thomas N. Cassino
Name:    Thomas N. Cassino
Title:    Vice President

[SIGNATURE PAGE TO CLOSING AGREEMENT]

EXHIBIT A
Finance Properties

1.	5004- Camelback-Bank Am, Phoenix, AZ

2.	5005- Catalina-Bank Am, Phoenix, AZ

3.	5006- Maricopa- Bank Ami, Phoenix, AZ

4.	5007- McDowell- Bank Ame, Phoenix, AZ

5.	5008- Mesa Main- Mn Bldr, Mesa, AZ

6.	5009- South Mountain, Phoenix, AZ

7.	5011- Bixby- Atlantic, Long Beach, CA

8.	5012- Calwa, Fresno, CA

9.	5013- Cedar & Shields, Fresno, CA

10.	5014- Coronado Branch, Coronada, CA

11.	5015- East Bakersfield, Bakersfield, CA

12.	5016- East Compton Brnch Compton, CA

13.	5017- El Segundo, CA

14.	5021- Escondido Main, CA

15.	5022- Fresno Proof/Vault, CA

16.	5023- Gardena Main, CA

17.	5024- Glendale Main, CA

18.	5026- Inland Empire Cash, Ontario, CA [SP]

19.	5027- Irvine Industrial, Newport Beach, CA

20.	5030- Lincoln Heights, Los Angeles, CA

21.	5032- Lynwood Branch, Lynwood, CA

22.	5034- North Hollywood, CA

23.	5035- North Sacramento, Sacramento, CA

24.	5036- Oak Park Branch, Sacramento, CA

25.	5038- Pico-Vermont Branch, Los Angeles, CA

26.	5039- Pomona Main, Pomona, CA

27.	5042- Riverside Main, Riverside, CA

28.	5043- Salinas Main Branch, Salinas, CA

29.	5044- San Bernardino Main, CA

30.	5045- Santa Barbara, CA

31.	5046- Santa Maria Branch, CA

32.	5047- Sepulveda, Mission Hills, CA

33.	5048- Stockdale-Main, Bakersfield, CA

34.	5050- Sunnyvale Main, CA

35.	5051- Torrance Sartori, CA

36.	5053- Ventura Main Office, CA

37.	5055- Willow-Daisy Brch, Long Beach, CA

38.	5057- Century Park, Tampa, FL

39.	5062- Gulf to Bay- Main, Clearwater, Fl

40.	5064- Jacksonville #100, FL

41.	5065- Jacksonville #200, FL

42.	5066- Jacksonville #300, FL

43.	5067- Jacksonville #400, FL

44.	5068- Jacksonville #500, FL

45.	5069- Jacksonville #600, FL

46.	5070- Jacksonville #700, FL

47.	5071- Jacksonville Daycr, FL

48.	5072- Jacksonville Garag, FL

49.	5073- Jacksonville Schl, FL

50.	5078- North Hialeah- Main Building, , FL

51.	5081- Port Charlotte-Main Building, , FL

52.	5083- San Jose- Main, Jacksonville, FL

53.	5084- South Region TPC, Miami Lakes, FL

54.	5086- Westshore Mall, Tampa, FL

55.	5091- Bull Street, Savannah, GA

56.	5099- Mission, Overland Park, KS [SP]

57.	5101- Annapolis Church, MD

58.	5102- Highlandtown, Baltimore, MD

59.	5112- Richland Facility-Main Building, MO

60.	5113- South Glenstone- Main, Springfield, MO

61.	5114- West Sunshine-Main, Springfield, MO

62.	5117- Albuquerque Op Ctr, NM [SP]

63.	5128- Carrollton-Mn Building, TX

64.	5134- Greenspoint, Houston, TX

65.	5135- Mission Main Building, Mission, TX

66.	5148- Bellingham, WA

67.	5156- Spokane Bankcard, WA

EXHIBIT B
Held-for-Sale Properties

1.	5003- Camelback Uptown-Mn, Phoenix, AZ

2.	5010- Auburn, CA

3.	5025- Inglewood Main, CA

4.	5031- Long Beach Financial, CA [SP]

5.	5037- Palmdale Branch, Palmdale, CA

6.	5040- Red Bluff Branch, Red Bluff, CA

7.	5041- Redding Main Branch, Redding, CA

8.	5049- Stockton Main Office, CA [SP]

9.	5054- Whittier Office, CA

10.	5056- Yuba City Branch, CA

11.	5058- Clermont- Main Building, FL

12.	5059- Cordova, Pensacola, FL [SP]

13.	5063- Hallandale Beach, FL [SP]

14.	5074- Lighthouse Point, FL [SP]

15.	5079- Ocala Downtown, Ocala, FL [SP]

16.	5080- Plaza, Stuart, FL

17.	5088- Winter Park, FL

18.	5094- Moultrie Main, Moultrie, GA [HFS]

19.	5095- Valdosta Main, GA [SP]

20.	5096- Winder Main Building, GA [SP]

21.	5100- Penn St., Independence, KS [SP]

22.	5103- Columbia Facility-Main Building, MO

23.	5104- Concord Village, St. Louis, MO

24.	5105- Downtown Facility, Rolla, MO [SP]

25.	5106- Florissant Facility, MO [SP]

26.	5107- Hampton-Main, St. Louis, MO

27.	5108- Independence Square, MO [SP]

28.	5109- Lexington Facilty-Main , MO [SP]

29.	5110- Mexico Facility, Mexico, MO [HFS]

30.	5111- Oak Traffic, N. Kansas City, MO [SP]

31.	5121- Admiral- Main Building, Tulsa, OK [SP]

32.	5122- Muskogee Main, Muskogee, OK [SP]

33.	5123- Aiken Main Office, Aiken, SC [SP]

34.	5124- Murfreesboro Main, TN [SP]

35.	5126 Aransas Pass, TX [HFS]

36.	5127- Brownwood- Main Building, TX [HFS]

37.	5130- Denison, TX [HFS]

38.	5131- Dumas Banking- Main, TX [HFS]

39.	5132- Fort Sam Hston-Main, San Antonio, TX

40.	5133- Fort Worth East- Main, TX [HFS]

41.	5136- Mount Pleasant, TX [HFS]

42.	5142- Old Hampton, Hampton, VA [SP]

43.	5145- Aberdeen Building/BR, WA

44.	5149- Bremerton, WA

45.	5155- Richland-Main Building, WA

46.	5158- Walla Walla Main Building, WA

Parking Lot Property

1.    5108- Independence Square, MO - 400 N. Osage St. parking Lot

EXHIBIT C
Internal KBS Transfer Documents
(1) Finance Properties

1.	Bill of Sale from First States Investors 5000A

2.	Lease Assignment and Assumption Agreement First States Investors 5000A and Borrower

3.	Assignment and Assumption of Licenses, Contracts, Permits, Guaranties and Warranties from First States Investors 5000A

4.	Assignment of Master Lease from First States Investors 5000A

5.	For each Finance Property listed on Exhibit A, each of the following:

a.	Deed for Internal KBS Transfer from First States Investors 5000A to Borrower

b.
Satisfaction/Release of Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of June 30, 2003, as amended and assigned, from First States Lender

c.	UCC-3 Termination Statements for Delaware Secretary of State and local recording offices

d.	Transfer Tax forms for Internal KBS Transfer from First States Investors 5000A and Borrower

e.	Transfer Tax forms for Membership Interest Transfer from KBS Seller and JV Buyer

f.	Title Affidavit from First States Investors 5000A

6.
Assignment and Assumption of Ground Lease for 5004 Camelback-Bank AM (AZ), 5005 Catalina-Bank AM (AZ), 5006 Maricopa-Bank AM (AZ), 5007 McDowell-Bank AM (AZ), 5009 South Mountain (AZ), 5023 Gardena Main (CA), 5039 Pomona Main (CA), 5113 South Glenstone-Main (MO), 5113 South Glenstone-Main (Lots 3, 4 and 5) (MO) and 5114 West Sunshine-Main (MO).

7.	Assignment and Assumption of Parking Lease for 5021 Escondido Main (CA).
(2) Held For Sale Properties

1.	Bill of Sale from First States Investors 5000A

2.	Lease Assignment and Assumption Agreement from First States Investors 5000A and HFS Property Owner

3.	Assignment and Assumption of Intangible Property from First States Investors 5000A

4.	For each Held For Sale Property listed on Exhibit B)

a.	Deed for JV Acquisition Transaction from First States Investors 5000A, LLC to HFS Property Owner

b.
Satisfaction/Release of Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of June 30, 2003, as amended and assigned, from First States Lender

c.	UCC-3 Termination Statements for Delaware Secretary of State and local recording offices

d.	Transfer Tax forms for JV Acquisition Transfer from First States Investors 5000A and HFS Property Owner

e.	Title Affidavit from First States Investors 5000A

f.	New lease from Bank of America, N.A., as tenant, and HFS Property Owner, as landlord.

5.	Assignment and Assumption of Ground Lease for 5003 Camelback Uptown-Mn (AZ), 5025 Inglewood Main (CA), 5058 Clermont-Main Building (CA), 5105 Downtown Facility (MO) and 5145 Aberdeen Building/BR (WA).

6.	Assignment and Assumption of Parking Lease for 5145 Aberdeen Building/BR (WA).

7.	Assignment of Memorandum of Understanding and Assumption Agreement for 5124 Murfreesboro Main (TN)
(3) Parking Lot Property

1.	Parking Lot Property

a.	Deed from GKK Independence Square Lot, LLC, to HFS Property Owner

b.	Satisfaction/Release of Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt,
Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of June 30, 2003, as amended and assigned, from First States Lender

c.	UCC-3 Termination Statements for Delaware Secretary of State and local recording offices

d.	Transfer Tax forms for transfer from GKK Independence Square Lot, LLC and HFS Property
Owner

e.	Title Affidavit from First States Investors 5000A

EXHIBIT D
Defeasance Closing Documents

1.	Defeasance Pledge and Security Agreement

2.	Defeasance Account Agreement

3.	Defeasance Assignment, Assumption and Release Agreement

4.	Defeasance Certificate

5.	Defeasance Waiver and Consent Agreement

6.	Mortgage Release and/or Satisfaction for each of the Held For Sale Properties and Finance Properties

7.	Termination of Assignment of Leases and Rent Releases for each of the Held For Sale Properties and Finance Properties

8.	UCC-3 Termination Statements

EXHIBIT E
Mezzanine Loan Repayment Documents

1.	Omnibus Termination of Security Documents

2.	UCC-3 Termination Statements

3.	Original, cancelled Note

EXHIBIT F

JV Acquisition Closing Documents

1.	Assignment and Assumption of Interests

2.	Resignation of managers, officers and/or directors of:

a.	GPT GIG BOA Portfolio HFS Owner LLC

b.	GKK Independence Square Lot, LLC

c.	AFR Defeasance Pool 1A, LLC

d.	GPT GIG BOA Portfolio Owner LLC

3.	First Amendment to Agreement for Sale of Membership Interests

4.	Representation and Indemnity Agreement

5.	Representation Update Certificate

6.	Instruction Letter from GKK to AST&T

7.	Acknowledgment by AST&T

8.	Stockholder Agreement

9.	Letter agreement regarding stock

EXHIBIT G
New Loan Closing Documents

1.	Mortgage and Security Agreements, Deed of Trust and Security Agreements and Deed to Secure Debt and Security Agreement, each as described on Schedule 1 attached hereto

2.	ALRs, as described on Schedule 2 attached hereto

3.	UCC-1 Financing Statements (counties where each Finance Property is located), as described on Schedule 3 attached hereto

4.	UCC-1 Financing Statement (Delaware)

5.	Termination of all existing UCC financing statements and assignments of rents

6.	Termination of lockbox/clearing account agreement for prior loan

7.	Satisfaction of all existing mortgages
8.Bank of America's original signature page to the Master Tenant SNDA

SCHEDULE 1 TO EXHIBIT G
Mortgage and Security Agreements, Deed of Trust and Security Agreements and Deed to Secure Debt and Security Agreement

State	Description of Document	County
Arizona
Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender
Maricopa County
California	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	Fresno County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	Kern County
Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender
Los Angeles County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	Monterey County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	Orange County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	Riverside County

State	Description of Document	County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	Sacramento County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	San Bernardino County
Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender
San Diego County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	Santa Barbara County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	Santa Clara County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as trustee, for the benefit of Lender	Ventura County
Florida	Multistate Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as mortgagor, to Lender	Charlotte County
	Multistate Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as mortgagor, to Lender	Duval County
	Multistate Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as mortgagor, to Lender	Hillsborough County
	Multistate Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as mortgagor, to Lender	Miami-Dade County

State	Description of Document	County
	Multistate Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as mortgagor, to Lender	Pinellas County
Georgia	Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement by Borrower, as grantor, to Lender	Chatham County
Kansas	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as mortgagor, to Lender	Johnson County
Maryland
Purchase Money Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to Susan C. Milne, Esq. c/o First American Title Insurance Company, as trustee, for the benefit of Lender
Anne Arundel County
Purchase Money Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to Susan C. Milne, Esq. c/o First American Title Insurance Company, as trustee, for the benefit of Lender
Baltimore City
Missouri	Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to Kevin Twellman, as trustee, for the benefit of Lender	Greene County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to Kevin Twellman, as trustee, for the benefit of Lender	Pulaski County
New Mexico	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as mortgagor, to Lender	Bernalillo County
Texas	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to Peter S. Graf, as trustee, for the benefit of Lender	Dallas County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to Peter S. Graf, as trustee, for the benefit of Lender	Harrison County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to Peter S. Graf, as trustee, for the benefit of Lender	Hidalgo County

State	Description of Document	County
Washington	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as grantee/trustee, for the benefit of Lender	Spokane County
	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Borrower, as grantor, to First American Title Insurance Company, as grantee/trustee, for the benefit of Lender	Whatcom County

SCHEDULE 2 TO EXHIBIT G
ALRs

State	Description of Document	County
Arizona	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Maricopa County
California	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Fresno County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Kern County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Los Angeles County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Monterey County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Orange County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Riverside County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Sacramento County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	San Bernardino County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	San Diego County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Santa Barbara County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Santa Clara County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Ventura County
Georgia	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Chatham County
Kansas	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Johnson County
Missouri	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Greene County
	Assignment of Leases and Rents by Borrower, as assignor, to Lender	Pulaski County

SCHEDULE 3 TO EXHIBIT G
UCC-1 Financing Statements (counties where each Finance Property is located)

State	Description of Document	County
California	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Fresno County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Kern County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Los Angeles County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Monterey County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Orange County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Riverside County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Sacramento County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	San Bernardino County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	San Diego County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Santa Barbara County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Santa Clara County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Ventura County
Georgia	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Chatham County
Kansas	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Johnson County
Maryland	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Anne Arundel County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Baltimore City
Missouri	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Greene County
	UCC-1 Financing Statement naming Borrower, as debtor, and Lender, as Secured Party	Pulaski County

EXHIBIT H
Chicago Sale Closing Documents

1.	Special Warranty Deed

2.	Bill of Sale

3.	Assignment and Assumption of Leases

4.	Assignment of Intangible Property

5.	Transfer of Security Deposits/Letters of Credits

6.	FIRPTA

7.	Transfer Tax forms

EXHIBIT I
Charlotte Sale Closing Documents

1.	Special Warranty Deed

2.	Quitclaim Deed

3.	Bill of Sale

4.	Assignment and Assumption of Leases

5.	FIRPTA

6.	Transfer Tax forms

EXHIBIT J
List of Defeasance Collateral
[see attached]

FIRST STATES INVESTORS 5000A, LLC
DEFEASANCE OF THE
FIRST STATES INVESTORS 5000A, LLC PROMISSORY NOTES

DESCRIPTION OF THE DEFEASANCE SECURITIES
AS OF DECEMBER 6, 2012

| Type | CUSIP Number | Settlement Date | Maturity Date | Par Amount | Coupon Rate | Price | Cost | Accrued Interest | Total Cost |
|---|---|---|---|---|---|---|---|---|---|
| T-BILL | 9127956Y2 | 06-Dec-12 | 27-Dec-12 | $4,048,000.00 | 0.000% | 99.992417% | $4,047,693.03 | | $4,047,693.03 |
| T-BILL | 9127957H8 | 06-Dec-12 | 28-Feb-13 | 2,037,000.00 | 0.000% | 99.983667% | 2,036,667.29 | | 2,036,667.29 |
| T-BILL | 912795Z61 | 06-Dec-12 | 28-Mar-13 | 2,036,000.00 | 0.000% | 99.972000% | 2,035,429.92 | | 2,035,429.92 |
| T-BILL | 912796AB5 | 06-Dec-12 | 25-Apr-13 | 2,033,000.00 | 0.000% | 99.957222% | 2,032,130.33 | | 2,032,130.33 |
| T-NOTE | 912828JG6 | 06-Dec-12 | 31-Jul-13 | 1,453,000.00 | 3.375% | 102.093750% | 1,483,422.19 | $17,056.96 | 1,500,479.15 |
| T-STRIP | 912820JE8 | 06-Dec-12 | 15-Aug-13 | 2,036,000.00 | 0.000% | 99.896000% | 2,033,882.56 | | 2,033,882.56 |
| T-NOTE | 912828RK8 | 06-Dec-12 | 30-Sep-13 | 2,035,000.00 | 0.125% | 99.968750% | 2,034,364.06 | 468.22 | 2,034,832.28 |
| T-NOTE | 912828RN2 | 06-Dec-12 | 31-Oct-13 | 2,034,000.00 | 0.250% | 100.062500% | 2,035,271.25 | 505.69 | 2,035,776.94 |
| T-NOTE | 912828BR0 | 06-Dec-12 | 15-Nov-13 | 217,959,000.00 | 4.250% | 103.816406% | 226,277,200.90 | 537,371.29 | 226,814,572.19 |
| | | | | $235,671,000.00 | | | $244,016,061.53 | $555,402.16 | $244,571,463.69 |

EXHIBIT K
Amounts of HFS Property Owner's Policies
[see attached]

| FAST No/Store # | St | Property Name | Address Line | City | County | Owner Liability |
|---|---|---|---|---|---|---|
| P2-5003 | AZ | 5003 Camelback Uctwn-Mn Bldng | 51 E. Camelback Road | Phoenix | Maricopa | $504,714.00 |
| [redacted] | | | | | | |
| P2-5010 | CA | 5010 Auburn | 900 High Street | Auburn | Placer | $1,450,000.00 |
| P2-5025 | CA | 5025 Inglewood Main | 330 E. Manchester Blvd. | Inglewood | Los Angeles | $5,542,471.00 |
| P2-5031 | CA | 5031 Long Beach Financl | 150 Long Beach Blvd. | Long Beach | Los Angeles | $9,067,800.00 |
| P2-5037 | CA | 5037 Palmdale Branch | 839 E. Palmdale Blvd. | Palmdale | Los Angeles | $1,612,864.00 |
| P2-5040 | CA | 5040 Red Bluff Branch | 956 Main Street | Red Bluff | Tehama | $1,206,478.00 |
| P2-5041 | CA | 5041 Redding Main Branch | 1561 East Street | Redding | Shasta | $4,128,858.00 |
| P2-5049 | CA | 5049 Stockton Main Offc | 110 E. Weber Street | Stockton | San Joaquin | $4,200,000.00 |
| P2-5054 | CA | 5054 Whittier Office | 7255 S. Greenleaf Avenue | Whittier | Los Angeles | $4,334,629.00 |
| P2-5056 | CA | 5056 Yuba City Branch | 1100 Butte House Road | Yuba City | Sutter | $2,244,392.00 |
| [redacted] | | | | | | |
| P2-5058 | FL | 5058 Clermont - Main Building | 690 E. Highway 50 | Clermont | Lake | $987,361.00 |
| P2-5059 | FL | 5059 Cordova | 5041 Bayou Blvd. | Pensacola | Escambia | $2,413,069.00 |
| P2-5063 | FL | 5063 Hallandale Beach | 801 E. Hallandale Blvd. | Hallandale | Broward | $5,100,000.00 |
| P2-5074 | FL | 5074 Lighthouse Point | 2850 N. Federal Highway | LighthousePoint | Broward | $3,692,210.00 |
| P2-5079 | FL | 5079 Ocala Downtown | 35 S.E. 1st Avenue | Ocala | Marion | $1,974,939.00 |
| P2-5080 | FL | 5080 Plaza | 900 S. Federal Highway | Stuart | Martin | $2,542,620.00 |
| P2-5088 | FL | 5088 Winter Park | 750 S. Orlando Avenue | Winter Park | Orange | $2,393,436.00 |
| [redacted] | | | | | | |
| P2-5094 | GA | 5094 Moultrie Main | 300 S. Main Street | Moultrie | Colquitt | $568,277.00 |
| P2-5095 | GA | 5095 Valdosta Main | 106 S. Patterson Street | Valdosta | Lowndes | $2,534,813.00 |
| P2-5096 | GA | 5096 Winder Main Building | 102 N. Broad Street | Winder | Barrow | $134,487.00 |
| [redacted] | | | | | | |
| P2-5100 | KS | 5100 Penn Street Facilty | 501 N. Penn Street | Independence | Montgomery | $157,360.00 |
| [redacted] | | | | | | |
| P2-5103 | MO | 5103-Columbia Faclty-Mn Bldng | 800 Cherry Street | Columbia | Boone | $469,760.00 |
| P2-5104 | MO | 5104 Concord Village | 5353 S. Lindbergh Blvd. | St. Louis | SL Louis | $656,000.00 |
| P2-5105 | MO | 5105-Downtown Faclty-Mn Bldng | 210 W. 8th Street | Rolla | Phelps | $116,190.00 |
| P2-5106 | MO | 5106 Florissant Facilty | 880 Rue Saint Francois | Florissant | SL Louis | $465,250.00 |
| P2-5107 | MO | 5107 Hampton-Main | 4301 Hampton Avenue | SL Louis | SL Louis City | $862,900.00 |
| P2-5108 | MO | 5108 Independence Squar | 129 W. Lexington Avenue | Independence | Jackson | $288,095.00 |
| P2-5109 | MO | 5109-Lexington Faclty-Mn Bldng | 1016 Main Street | Lexington | Lafayette | $120,618.00 |
| P2-5110 | MO | 5110 Mexico Facility | 222 S. Jefferson Street | Mexico | Audrain | $317,970.00 |
| P2-5111 | MO | 5111 Oak Trafficway | 8320 N. Oak Trafficway | N. Kansas City | Clay | $541,150.00 |
| [redacted] | | | | | | |
| P2-5121 | OK | 5121 Admiral - Main Building | 5950 E. Admiral Place | Tulsa | Tulsa | $146,828.00 |
| P2-5122 / local no. 1727489-OK11 | OK | 5122 Muskogee Main | 230 W. Broadway | Muskogee | Muskogee | $212,650.00 |
| [redacted] | | | | | | |
| P2-5123 Local No. 1208-2250 | SC | 5123 Aiken Main Office | 167 Laurens Street | Aiken | Aiken | $113,540.00 |
| [redacted] | | | | | | |
| P2-5124 | TN | 5124 Murfreesboro Main | 120 E. Main Street | Murfreesboro | Rutherford | $2,224,400.00 |
| [redacted] | | | | | | |
| P2-5126 | TX | 5126 Aransas Pass-Mn Bldng | 221 S. Commercial Street | Aransas Pass | San Patricio | $976,061.00 |
| P2-5127 | TX | 5127 Brownwood - Main Building | 1 Center Avenue | Brownwood | Brown | $930,520.00 |
| P2-5130 | TX | 5130 Denison | 300 W. Main Street | Denison | Grayson | $1,001,385.00 |
| P2-5131 | TX | 5131-Dumas Banking-Mn Bldng | 501 N. Bliss Avenue | Dumas | Moore | $1,051,350.00 |
| P2-5132 | TX | 5132 Fort Sam Houston-Mn Bldng | 1422 E. Grayson Street | San Antonio | Bexar | $3,754,260.00 |
| P2-5133 | TX | 5133 Fort Worth East-Mn Bldng | 5651 E. Lancaster Avenue | Fort Worth | Tarrant | $949,385.00 |
| P2-5136 | TX | 5136 Mount Pleasant | 302 N. Jefferson Avenue | Mt. Pleasant | Titus | $706,310.00 |
| [redacted] | | | | | | |
| P2-5142 | VA | 5142 Old Hampton | 1 W. Queens Way | Hampton | City of Hampton | $2,720,300.00 |
| [redacted] | | | | | | |
| P2-5145 / Local File No. 91509 | WA | 5146 Aberdeen Bldg/BR | 101 E. Market Street | Aberdeen | Gray's Harbor | $3,320,875.00 |
| P2-5149 NCS-Sea | WA | 5149 Bremerton | 1000 6th Street | Bremerton | Kitsap | $1,756,160.00 |
| P2-5155 / local File No. F78952SD | WA | 5155 Richland - Main Building | 1007 Knight Street | Richland | Benton | $3,385,730.00 |
| P2-5158 / local No. Y-47627 | WA | 5158 Walla Walla-Mn Bldng | 111 W. Main Street | Walla Walla | Walla Walla | $2,288,000.00 |
| [redacted] | | | | | | |

EXHIBIT L
Amounts of JPM Property Owner's Policies
[see attached]

| FAST No/Store # | St | Property Name | City | County | Owner Liability (Double JPM ALAs) | Loan Liability (JPM ALAs) |
|---|---|---|---|---|---|---|
| P2-5004 - P2-5007, P2-5009 | AZ | 5004 Camelback-Bank Am | Phoenix | Maricopa | $69,771,318.00 | $34,885,659.00 |
| P2-5008 | AZ | 5008 Mesa Main - Main Building | Mesa | Maricopa | $2,340,000.00 | $1,170,000.00 |
| AZ TOTAL | | | | | | |
| P2-5011 | CA | 5011 Bixby-Atlantic | Long Beach | Los Angeles | $1,976,000.00 | $988,000.00 |
| P2-5012 | CA | 5012 Calwa | Fresno | Fresno | $1,716,000.00 | $858,000.00 |
| P2-5013 | CA | 5013 Cedar & Shields | Fresno | Fresno | $2,017,600.00 | $1,008,800.00 |
| P2-5014 | CA | 5014 Coronado Branch | Coronado | San Diego | $4,617,600.00 | $2,308,800.00 |
| P2-5015 | CA | 5015 East Baskerfield | Bakersfield | Kern | $2,017,600.00 | $1,008,800.00 |
| P2-5016 | CA | 5016 East Compton Brnch | Compton | Los Angeles | $1,716,000.00 | $858,000.00 |
| P2-5017 | CA | 5017 El Segundo | El Segundo | Los Angeles | $2,080,000.00 | $1,040,000.00 |
| P2-5021 | CA | 5021 Escondido Main | Escondido | San Diego | $2,953,600.00 | $1,476,800.00 |
| P2-5022 | CA | 5022 Fresno Proof/Vault | Fresno | Fresno | $1,820,000.00 | $910,000.00 |
| P2-5023 | CA | 5023 Gardena Main | Gardena | Los Angeles | $4,680,000.00 | $2,340,000.00 |
| P2-5024 | CA | 5024 Glendale Main | Glendale | Los Angeles | $6,344,000.00 | $3,172,000.00 |
| P2-5026 | CA | 5026 Inland Empire Cash | Ontario | San Bernardino | $8,052,658.01 | $4,026,329.00 |
| P2-5027 | CA | 5027 Irvine Industrial | Newport Beach | Orange | $3,598,400.00 | $1,799,200.00 |
| P2-5030 | CA | 5030 Lincoln Heights | Los Angeles | Los Angeles | $2,600,000.00 | $1,300,000.00 |
| P2-5032 | CA | 5032 Lynwood Branch | Lynwood | Los Angeles | $1,944,800.00 | $972,400.00 |
| P2-5034 | CA | 5034 North Hollywood | North Hollywood | Los Angeles | $4,368,000.00 | $2,184,000.00 |
| P2-5035 | CA | 5035 North Sacramento | Sacramento | Sacramento | $2,454,400.00 | $1,227,200.00 |
| P2-5036 | CA | 5036 Oak Park Branch | Sacramento | Sacramento | $1,799,200.00 | $899,600.00 |
| P2-5038 | CA | 5038 Pico-Vermont Brnch | Los Angeles | Los Angeles | $1,508,000.00 | $754,000.00 |
| P2-5039 | CA | 5039 Pomona Main | Pomona | Los Angeles | $5,096,000.00 | $2,548,000.00 |
| P2-5042 | CA | 5042 Riverside Main | Riverside | Riverside | $5,720,000.00 | $2,860,000.00 |
| P2-5043 | CA | 5043 Salinas Main Brnch | Salinas | Monterey | $3,120,000.00 | $1,560,000.00 |
| P2-5044 | CA | 5044 San Bernadino Main | San Bernadino | San Bernardino | $6,656,000.00 | $3,328,000.00 |
| P2-5045 | CA | 5045 Santa Barbara | Santa Barbara | Santa Barbara | $4,212,000.00 | $2,106,000.00 |
| P2-5046 | CA | 5046 Santa Maria Branch | Santa Maria | Santa Barbara | $3,120,000.00 | $1,560,000.00 |
| P2-5047 | CA | 5047 Sepulveda-Devonshr | Mission Hills | Los Angeles | $2,236,000.00 | $1,118,000.00 |
| P2-5048 | CA | 5048 - Stockdale-Main Building | Bakersfield | Kern | $2,392,000.00 | $1,196,000.00 |
| P2-5050 | CA | 5050 Sunnyvale Main | Sunnyvale | Santa Clara | $6,656,000.00 | $3,328,000.00 |
| P2-5051 | CA | 5051 Torrance Sartori | Torrance | Los Angeles | $2,080,000.00 | $1,040,000.00 |
| P2-5053 | CA | 5053 Ventura Main Offc | Ventura | Ventura | $2,776,800.00 | $1,388,400.00 |
| P2-5055 | CA | 5055 Willow-Daisy Brnch | Long Beach | Los Angeles | $1,612,000.00 | $806,000.00 |
| CA TOTAL | | | | | | |
| P2-5057 | FL | 5057 Century Park | Tampa | Hillsborough | $7,280,000.00 | $3,640,000.00 |
| P2-5062 | FL | 5062 Gulf to Bay - Main Bldng | Clearwater | Pinellas | $3,120,000.00 | $1,560,000.00 |
| P2-5064 - P2-5073 | FL | 5064 Jacksonville #100 | Jacksonville | Duval | $150,361,811.00 | $75,180,906.00 |
| P2-5078 | FL | 5078 North Hialeah-Main Bldng | Hialeah | Miami-Dade | $2,496,000.00 | $1,248,000.00 |
| P2-5081 | FL | 5081 Port Charlotte-Main Bldng | Port Charlotte | Charlotte | $2,288,000.00 | $1,144,000.00 |
| P2-5083 | FL | 5083 San Jose - Main Building | Jacksonville | Duval | $1,248,000.00 | $624,000.00 |
| P2-5084 | FL | 5084 South Region TPC | Miami Lakes | Miami-Dade | $13,237,246.04 | $6,618,623.02 |
| P2-5086 | FL | 5086 Westshore Mall | Tampa | Hillsborough | $3,120,000.00 | $1,560,000.00 |
| FL TOTAL | | | | | | |
| P2-5091 | GA | 5091 Bull Street | Savannah | Chatham | $3,120,000.00 | $1,560,000.00 |
| GA TOTAL | | | | | | |
| P2-5098 | IL | 5098 Bank of America | Chicago | Cook | | |
| IL TOTAL | | | | | | |
| P2-5099 | KS | 5099 Mission Facility | Overland Park | Johnson | $3,640,000.00 | $1,820,000.00 |
| KS TOTAL | | | | | | |
| P2-5101 | MD | 5101 Annapolis Church | Annapolis | Anne Arundel | $3,608,800.00 | $1,804,400.00 |
| P2-5102 | MD | 5102 Highlandtown - BAL | Baltimore | Land Records of Baltimore City | $1,289,600.00 | $644,800.00 |
| MD TOTAL | | | | | | |
| P2-5112 | MO | 5112-Richland Faclty-Mn Bldng | Richland | Pulaski | $1,040,000.00 | $520,000.00 |
| P2-5113 | MO | 5113 South Glenstone-Mn Bldng | Springfield | Greene | $1,976,000.00 | $988,000.00 |
| P2-5114 | MO | 5114 West Sunshine-Mn Bldng | Springfield | Greene | $1,861,600.00 | $930,800.00 |
| MO TOTAL | | | | | | |
| P2-5116 | NC | 5116 525 N Tryon-Odell | Charlotte | Mecklenburg | | |
| NC TOTAL | | | | | | |
| P2-5117 / Local no. 1726981-AL01 | NM | 5117 Albuquerque Op Ctr | Albuquerque | Bernalillo | $5,515,519.18 | $2,757,759.59 |
| NM TOTAL | | | | | | |
| P2-5128 | TX | 5128 Carrollton-Mn Bldng | Carrollton | Dallas | $2,152,800.00 | $1,076,400.00 |
| P2-5134 | TX | 5134 Greenspoint | Houston | Harris | $4,160,000.00 | $2,080,000.00 |
| P2-5135 | TX | 5135 Mission - Main Building | Mission | Hidalgo | $1,404,000.00 | $702,000.00 |
| TX TOTAL | | | | | | |
| P2-5148 | WA | 5148 Bellingham | Bellingham | Whatcom | $2,766,400.00 | $1,383,200.00 |
| P2-5156 NCS-Sea | WA | 5156 Spokane Bankcard | Spokane | Spokane | $8,262,247.74 | $4,131,123.87 |
| WA TOTAL | | | | | | |
| | | | | | | |

EXHIBIT M
Amounts of New Lender's Mortgage Loan Policy

See far right column of Exhibit L

EXHIBIT N
Closing Statement
[see attached]

*First American Title Insurance Company*
*National Commercial Services*
633 Third Avenue • New York, NY 10017

## *Final Settlement Statement*

**Property:** P2 / BBD1 Portfolio, NY

**File No:** P2
**Officer:** Debra Paoli/JL
**New Loan No:**
**Settlement Date:** 12/06/2012
**Disbursement Date:** 12/06/2012
**Print Date:** 12/06/2012, 10:37 AM

**Buyer:** GPT GIG BOA PORTFOLIO HOLDINGS LLC
**Address:** P2 / BBD1 Portfolio, NY
**Seller:** KBS ACQUISITION SUB-OWNER 2, LLC
**Address:**

| Buyer Charge | Buyer Credit | Charge Description | Seller Charge | Seller Credit |
|---|---|---|---|---|
| | | **Consideration:** | | |
| 485,000,000.00 | | Total Consideration | | 485,000,000.00 |
| | | | | |
| | | **Deposits in Escrow:** | | |
| | 200,000.00 | Receipt No. 302030481 on 08/17/2012 by Gramercy Capital Corp. | | |
| | 200,000.00 | Receipt No. 302030483 on 08/17/2012 by Garrison Commercial | | |
| | 800,000.00 | Receipt No. 302033276 on 11/13/2012 by Gramercy Capital Corp. | | |
| | 800,000.00 | Receipt No. 302033291 on 11/13/2012 by Garrison Commercial | | |
| | | | | |
| | | **Adjustments:** | | |
| 49,662.15 | | PrePaid Expenses | | 49,662.15 |
| 477,500.56 | 1,398,607.00 | Real Estate Taxes | 1,398,607.00 | 477,500.56 |
| 143,172.06 | | Ground Lease Dec Rent | | 143,172.06 |
| 252,923.73 | | Bank of America Capex Billing | | 252,923.73 |
| 1,000,000.00 | | Bank of America Security Deposit | | 1,000,000.00 |
| 438,295.00 | 101,842.21 | Lease Commissions | 101,842.21 | 438,295.00 |
| | 62,500.00 | Defeasance Credits for POC | 62,500.00 | |
| | 27,810,173.39 | Repayment of Mezz Loan | 27,810,173.39 | |
| | 1,106,433.13 | Remaining Capex BBD Schedule 10.12 | 1,106,433.13 | |
| | 5,671,090.79 | Bank of America December Revenue | 5,671,090.79 | |
| | 363,109.40 | Third Party December Revenue | 363,109.40 | |
| | 90,654.00 | Tenant Improvements | 90,654.00 | |
| | 270,039.24 | Third Party Tenant Security Deposits | 270,039.24 | |
| 60,000.00 | | Tenant Note Receivable | | 60,000.00 |
| | 15,000,000.00 | $15MM Share of GKK Stock | 15,000,000.00 | |
| | 196.15 | IBA Interest Paid | | |
| | 94,720,334.07 | Net Proceeds - 5098 LaSalle | | |
| | 45,801,034.86 | Net Proceeds - 5116 Tryon | | |
| | | | | |
| | | **New Loan(s):** | | |
| | | Lender: JPMorgan Chase Bank, N.A. | | |
| | 200,000,000.00 | New Loan Amount - JPMorgan Chase Bank, N.A. | | |
| 218,151.25 | | Interest on new loan - JPMorgan Chase Bank, N.A. | | |
| 235,000.00 | | Appraisal fee - JPMorgan Chase Bank, N.A. | | |
| | 350,000.00 | Good Faith Deposit - JPMorgan Chase Bank, N.A. | | |
| 15,000.00 | 15,000.00 | Processing Fee - JPMorgan Chase Bank, N.A. | | |
| 2,000,000.00 | | Commitment Fee - JPMorgan Chase Bank, N.A. | | |
| 2,547.83 | | Out-of-pocket costs/expenses - JPMorgan Chase Bank, N.A. | | |
| | | | | |
| | | **Title/Escrow Charges to:** | | |
| 5,000.00 | | Closing-Escrow Fee to First American Title Insurance Company National Commercial Services | 5,000.00 | |
| 4,250.00 | | Closer's Attendance Fee to First American Title Insurance Company National Commercial Services | 4,250.00 | |
| | | Search and Exam (TOTAL) to First American Title Insurance Company National Commercial Services | 95,000.00 | |
| 100.00 | | GA Loan Premium to First American Title Insurance Company National Commercial Services | | |
| 2,400.00 | | FL Loan Premium to First American Title Insurance Company National Commercial Services | | |
| 7,750.00 | | CA Loan Premium to First American Title Insurance Company National Commercial Services | | |
| 200.00 | | AZ Loan Premium to First American Title Insurance Company National Commercial Services | | |

**Initials:** __________ __________

Page 1 of 4

Continued From Page 1

## *Final Settlement Statement*

**Settlement Date:** 12/06/2012
**Print Date:** 12/06/2012

**File No:** P2
**Officer:** Debra Paoli/JL

| Buyer Charge | Buyer Credit | Charge Description | Seller Charge | Seller Credit |
|---|---|---|---|---|
| 55.00 | | NM Loan Premium to First American Title Insurance Company National Commercial Services | | |
| 750.00 | | MO Loan Premium to First American Title Insurance Company National Commercial Services | | |
| 300.00 | | MD Loan Premium to First American Title Insurance Company National Commercial Services | | |
| 250.00 | | KS Loan Premium to First American Title Insurance Company National Commercial Services | | |
| 270.00 | | WA Loan Premium to First American Title Insurance Company National Commercial Services | | |
| 300.00 | | TX Loan Premium to First American Title Insurance Company National Commercial Services | | |
| | | GA Owner's Premium to First American Title Insurance Company National Commercial Services | 8,969.20 | |
| | | FL Owner's Premium to First American Title Insurance Company National Commercial Services | 196,179.05 | |
| | | CA Owner's Premium to First American Title Insurance Company National Commercial Services | 95,269.53 | |
| | | AZ Owner's Premium to First American Title Insurance Company National Commercial Services | 54,897.00 | |
| | | SC Owner's Premium to First American Title Insurance Company National Commercial Services | 359.40 | |
| | | OK Owner's Premium to First American Title Insurance Company National Commercial Services | 1,430.00 | |
| | | MO Owner's Premium to First American Title Insurance Company National Commercial Services | 18,217.90 | |
| | | KS Owner's Premium to First American Title Insurance Company National Commercial Services | 4,776.72 | |
| | | WA Owner's Premium to First American Title Insurance Company National Commercial Services | 44,825.00 | |
| | | VA Owner's Premium to First American Title Insurance Company National Commercial Services | 4,216.47 | |
| | | TX Owner's Premium to First American Title Insurance Company National Commercial Services | 97,172.00 | |
| | | TN Owner's Premium to First American Title Insurance Company National Commercial Services | 6,544.00 | |
| | | NM Owner's Premium to First American Title Insurance Company National Commercial Services | 22,229.00 | |
| | | MD Owner's Premium to First American Title Insurance Company National Commercial Services | 9,259.45 | |
| 4,100.00 | | KS Endorsements to First American Title Insurance Company National Commercial Services | | |
| 780.00 | | GA Endorsements to First American Title Insurance Company National Commercial Services | | |
| 20,805.18 | | FL Endorsements to First American Title Insurance Company National Commercial Services | | |
| 18,107.30 | | CA Endorsements to First American Title Insurance Company National Commercial Services | | |
| 12,019.00 | | AZ Endorsements to First American Title Insurance Company National Commercial Services | | |
| 7,775.00 | | WA Endorsements to First American Title Insurance Company National Commercial Services | | |
| 12,940.70 | | TX Endorsements to First American Title Insurance Company National Commercial Services | | |
| 6,722.00 | | NM Endorsements to First American Title Insurance Company National Commercial Services | | |
| 11,800.00 | | MO Endorsements to First American Title Insurance Company National Commercial Services | | |
| 1,388.92 | | MD Endorsements to First American Title Insurance Company National Commercial Services | | |
| | | OK Real Estate Taxes to First American Title Insurance Company National Commercial Services | 38,812.00 | |
| | | SC Real Estate Taxes to First American Title Insurance Company National Commercial Services | 26,931.69 | |
| | | GA Real Estate Taxes to First American Title Insurance Company National Commercial Services | 9,340.16 | |
| 2,329.00 | | GA Transfer Tax (Core) to First American Title Insurance Company National Commercial Services | 2,329.00 | |
| | | FL Transfer Tax (Core Documentary Stamp Miami-Dade) to First American Title Insurance Company National Commercial Services | 51,674.30 | |
| | | FL Transfer Tax (Core Documentary Stamp) to First American Title Insurance Company National Commercial Services | 935,838.97 | |
| 181,238.35 | | FL Mortgage Tax (Intangible) to First American Title Insurance Company National Commercial Services | | |
| | | IL Transfer Tax to First American Title Insurance Company National Commercial Services | 436,500.00 | |

Initials: ____________ ____________

Page 2 of 4

Continued From Page 2

## *Final Settlement Statement*

**Settlement Date:** 12/06/2012
**Print Date:** 12/06/2012

**File No:** P2
**Officer:** Debra Paoli/JL

| Buyer Charge | Buyer Credit | Charge Description | Seller Charge | Seller Credit |
|---|---|---|---|---|
| | | NC Transfer Tax to First American Title Insurance Company National Commercial Services | 94,700.00 | |
| | | WA Transfer Tax (Core) to First American Title Insurance Company National Commercial Services | 146,509.95 | |
| | | CA Transfer Tax (Core) to First American Title Insurance Company National Commercial Services | 143,084.00 | |
| | | WA Transfer Tax (Non-Core) to First American Title Insurance Company National Commercial Services | 61,985.71 | |
| | | OK Transfer Tax (Non-Core) to First American Title Insurance Company National Commercial Services | 1,178.25 | |
| 9,067.75 | | VA Transfer Tax to First American Title Insurance Company National Commercial Services | 2,720.30 | |
| | | KS Real Estate Taxes to First American Title Insurance Company National Commercial Services | 41,005.41 | |
| | | CA Real Estate Taxes to First American Title Insurance Company National Commercial Services | 17.09 | |
| | | TX Real Estate Taxes to First American Title Insurance Company National Commercial Services | 339,045.95 | |
| | | MO Real Estate Taxes to First American Title Insurance Company National Commercial Services | 393,658.25 | |
| | | MD Real Estate Taxes to First American Title Insurance Company National Commercial Services | 41,353.99 | |
| 4,536.85 | | WA Sales Tax to First American Title Insurance Company National Commercial Services | | |
| | | GA Transfer Tax (Non-Core) to First American Title Insurance Company National Commercial Services | 1,381.00 | |
| 85,000.00 | | Estimated Recording Fees to First American Title Insurance Company National Commercial Services | | |
| | | CA Transfer Tax (Non-Core) to First American Title Insurance Company National Commercial Services | 13,367.15 | |
| | | FL Transfer Tax (Non-Core) to First American Title Insurance Company National Commercial Services | 82,457.90 | |
| 4,732.00 | | KS Mortgage Tax to First American Title Insurance Company National Commercial Services | | |
| | | SC Transfer Tax (Non-Core) to First American Title Insurance Company National Commercial Services | 1,176.60 | |
| 2,724.66 | | TN Transfer Tax (Non-Core) to First American Title Insurance Company National Commercial Services | | |
| 4,680.00 | | GA Mortgage Tax to First American Title Insurance Company National Commercial Services | | |
| 317,167.20 | | FL Mortgage Tax (Doc Stamp) to First American Title Insurance Company National Commercial Services | | |
| 99,166.50 | | MD Transfer Tax (Core) to First American Title Insurance Company National Commercial Services | | |
| | | | | |
| | | **Disbursements Paid:** | | |
| | | P2-5130 Mowing Lien Payoff to City of Denison, Texas | 116.17 | |
| | | P2-5063/5074 Claim of Lien Payoff to City of Hallandale Beach | 758.74 | |
| | | P2-5063/5074 Claim of Lien Payoff to City of Hallandale Beach | 644.67 | |
| | | Securities to Wells Fargo Bank, N.A. | 244,571,463.69 | |
| | | Cash to Wells Fargo Bank, N.A. | 791.46 | |
| 4,750.00 | | Defeasance Custodial Fee to Wells Fargo Bank, N.A. | 4,750.00 | |
| 3,250.00 | | Accountant Fee to Causey Demgen & Moore, Inc. | 3,250.00 | |
| 3,750.00 | | Delaware Opinion to Young Conaway Stargatt & Taylor, LLP | 3,750.00 | |
| 200.00 | | Trustee Fee to U.S. Bank | 200.00 | |
| 3,750.00 | | Rating Agency Fee to Fitch, Inc. | 3,750.00 | |
| 2,500.00 | | Rating Agency Fee to Standard and Poor's | 2,500.00 | |
| 2,500.00 | | Rating Agency Counsel to Dechert LLP | 2,500.00 | |
| 1,000.00 | | Servicer Counsel to Reed Smith LLP ($80,000 POC) | 1,000.00 | |
| 3,750.00 | | Defeasance Consultant to Chatham Financial | 3,750.00 | |
| 16,500.00 | | MS & KS local counsel fees to Armstrong Teasdale | | |
| 400,000.00 | | Legal fees to Morgan, Lewis & Bockius LLP | | |
| 14,055.50 | | Formation fees to Triad | | |
| 146,552.00 | | Survey fees to Bock & Clark | | |
| 42,548.64 | | Zoning Reports to Bock & Clark | | |
| 1,238,862.00 | | Property Insurance to Liberty Mutual (Marsh USA Inc.) | | |
| 341,453.96 | | Liability Insurance to Liberty Mutual (Marsh USA Inc.) | | |
| 12,269.77 | | Legal Fees to Hurley, Toevs, Styles, Hamblin & Panter, P.A. | | |
| 311,300.00 | | Environmental and Engineering Charges to IVI Assessment Services, Inc. | | |
| 100,000.00 | | UW Consultant to Townhouse Partners Consulting, LLC | | |
| 31,200.00 | | Site Inspection to McDargh Real Estate Services, Inc. | | |
| 5,657.00 | | Lien Searches to CSC Corporation Service Company | | |
| 760,000.00 | | Legal Fees to Cadwalader Wickersham & Taft LLP | | |

Initials: ____________ ____________

Page 3 of 4

Continued From Page 3

## *Final Settlement Statement*

**Settlement Date:** 12/06/2012
**Print Date:** 12/06/2012

**File No:** P2
**Officer:** Debra Paoli/JL

| Buyer Charge | Buyer Credit | Charge Description | Seller Charge | Seller Credit |
|---|---|---|---|---|
| 19,000.00 | | Successor Borrower Legal Fees to Morgan, Lewis & Bockius LLP | 19,000.00 | |
| 17,500.00 | | Insurance Review to Harbor Group | | |
| 1,079,050.50 | | Initial Tax Reserve to C-III Asset Management | | |
| 107,358.63 | | Initial Insurance Reserve to C-III Asset Management | | |
| 63,637.54 | | Initial Replacement Reserves to C-III Asset Management | | |
| 164,382.73 | | Ground Rent to C-III Asset Management | | |
| 671,287.20 | | Deferred Maintenance to C-III Asset Management | | |
| 6,500.00 | | Opinion Letter - GA to Seyfarth Shaw LLP | | |
| 36,951.50 | | Legal services through 11/30/2012 to Perkins Coie | | |
| 5,000.00 | | Legal Fees (Loan related) to Boyer Jacobs Short | | |
| 6,544.20 | | Special DE Counsel fees to Morris, Nichols, Arsht & Tunnell LLP | | |
| 48,000.00 | | Legal Fees to Greenberg Traurig, LLP | | |
| | | Estimated Liabilities True-Up to GPT GIG BOA Portfolio Holdings, LLC | 2,295,410.60 | |
| 705,776.69 | | Legal Fees to Skadden, Arps, Slate, Meagher & Flom LLP | | |
| ~~25,000.00~~ | | ~~B-note counsel to Gibson, Dunn & Crutcher LLP~~ | | |
| 550,000.00 | | Legal Fees to Allen & Overy LLP | | |
| 57,500.00 | | JPM Rate Lock to Commonwealth Bank of Australia, New York | | |
| | | | | |
| | 102,969,341.57 | Cash (X From) ( To) Borrower | | |
| | | Cash (X To) ( From) Seller | 185,109,806.62 | |
| | | | | |
| 497,730,355.81 | 497,730,355.81 | Totals | 487,421,553.50 | 487,421,553.50 |

Please see signature page attached.

Page 4 of 4

GPT GIG BOA PORTFOLIO HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Harris

Name:	Benjamin P. Harris

Title:	Authorized Signatory

KBS ACQUISITION SUB-OWNER 2, LLC,
a Delaware limited liability company

By:	/s/ David E. Snyder

Name:	David E. Snyder

Title:	CFO

A. SETTLEMENT STATEMENT APPLICATION NO.

B. TYPE OF LOAN

1. __ FHA 2. FmHA 3. __ CONV. UNINS. 4. __ VA 5. __ CONV. INS.

6. FILE NO. 7. LOAN NO.

8. MORTGAGE INS. CASE NO.

**FIRST AMERICAN TITLE INSURANCE COMPANY**

U.S. Department of Housing and Urban Development

C. NOTE: This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked "(p.o.c.)" were paid outside the closing; they are shown here for informational purposes.

| D. NAME/ADDRESS OF PURCHASER | E. NAME OF SELLER | F. NAME AND ADDRESS OF LENDER |
|---|---|---|
| GPT GIG BOA PORTFOLIO HOLDINGS, LLC<br>420 Lexington Avenue<br>New York, NY | KBS ACQUISITION SUB-OWNER 2, LLC, | JP Morgan |
| G. PROPERTY LOCATION: Miscellaneous | H. SETTLEMENT AGENT:<br>PLACE OF SETTLEMENT:<br>CLOSER: | I. SETTLEMENT DATE: December 6, 2012 |

| J. SUMMARY OF BORROWER'S TRANSACTION | | K. SUMMARY OF SELLER'S TRANSACTION | |
|---|---|---|---|
| 100. GROSS AMOUNT DUE FROM BORROWER: | | 400. GROSS AMOUNT DUE TO SELLER: | |
| 101. Contract Sales Price | $ 485,000,000.00 | 401. Contract sales price | $ 485,000,000.00 |
| 102 | | 402 | |
| 103. Settlement charges to borrower (line 1400) | $ 7,838,103.23 | 403 | |
| 104 | | 404 | |
| 105 | | 405 | |
| **Adjustments for items paid by seller in advance** | | **Adjustments for items paid by seller in advance** | |
| 106 | | 406 | |
| 107. PrePaid Expenses | $ 49,662.15 | 407. PrePaid Expenses | $ 49,662.15 |
| 108. Real Estate Taxes (Buyer Charge) | $ 477,500.56 | 408. Real Estate Taxes (Seller Credit) | $ 477,500.56 |
| 109. Ground Lease Dec Rent | $ 143,172.06 | 409. Ground Lease Dec Rent | $ 143,172.06 |
| 110. Bank of America Capex Billing | $ 252,923.73 | 410. Bank of America Capex Billing | $ 252,923.73 |
| 111. Bank of America Security Deposit | $ 1,000,000.00 | 411. Bank of America Security Deposit | $ 1,000,000.00 |
| 112. Lease Commissions (Buyer Charge) | $ 438,295.00 | 412. Lease Commissions (Seller Credit) | $ 438,295.00 |
| 113. Tenant Note Receivable, per Sch 2 of P&S Agreement (#III) | $ 60,000.00 | 413. Tenant Note Receivable, per Sch 2 of P&S Agreement (#III) | $ 60,000.00 |
| **120. GROSS AMOUNT DUE FROM BORROWER** | $ 495,259,656.72 | **420. GROSS AMOUNT DUE TO SELLER** | $ 487,421,553.50 |
| 200. AMOUNTS PAID BY OR IN BEHALF | | 500. REDUCTIONS IN AMOUNT DUE TO SELLER | |
| 201. Net Proceeds - 5098 LaSalle | $ 94,720,334.07 | 501 | |
| 202. Net Proceeds - 5116 Tryon | $ 45,801,034.86 | 502. Settlement charges to seller (line 1400) | $ 250,437,297.72 |
| 203. Escrow Deposit | $ 400,000.00 | 503 | |
| 204. Extension Deposit | $ 1,600,000.00 | 504 | |
| 205. Defeasance Credits for POC | $ 62,500.00 | 505. Defeasance Credits for POC | $ 62,500.00 |
| 206. Repayment of Mezz Loan | $ 27,810,173.39 | 506. Repayment of Mezz Loan | $ 27,810,173.39 |
| 207. Interest Earned on Deposit | $ 196.15 | 507 | |
| 208. Net Proceeds from Lender | $ 197,894,300.92 | 508 | |
| 209 | | | |
| **Adjustments for items unpaid by seller** | | **Adjusted for items unpaid by seller** | |
| 209. Remaining Capex BBD Schedule 10.12 | $ 1,106,433.13 | 509. Remaining Capex BBD Schedule 10.12 | $ 1,106,433.13 |
| 210 | | 510 | |
| 211 | | 511 | |
| 212. Bank of America December Revenue | $ 5,671,090.79 | 512. Bank of America December Revenue | $ 5,671,090.79 |
| 213. Third Party December Revenue | $ 363,109.40 | 513. Third Party December Revenue | $ 363,109.40 |
| 214. RE Taxes (Buyer Credit) | $ 1,398,607.00 | 514. RE Taxes (Seller Charge) | $ 1,398,607.00 |
| 215. Lease Commissions (Buyer Credit) | $ 101,842.21 | 515. Lease Commissions (Seller Charge) | $ 101,842.21 |
| 216. Tenant Improvements (Buyer Credit) | $ 90,654.00 | 516. Tenant Improvements (Seller Charge) | $ 90,654.00 |
| 217. Third Party Tenant Security Deposits | $ 270,039.24 | 517. Third Party Tenant Security Deposits | $ 270,039.24 |
| 218. | | 518 | |
| 219 | | 519 | |
| 220. TOTAL PAID BY/ FOR BORROWER | $ 377,290,315.16 | 520 AMOUNT DUE SELLER | $ 287,311,746.88 |
| **300. CASH AT SETTLEMENT FROM/TO BORROWER** | | **600. CASH AT SETTLEMENT TO/FROM SELLER** | |
| 301. Gross amount due from borrower (line 120) | $ 495,259,656.72 | 601. Gross amount due to seller (line 420) | $ 487,421,553.50 |
| 302. Less amounts paid by/for borrower (line 220) | $ 377,290,315.16 | 602. Less reductions amount due seller (line 520) | $ 287,311,746.88 |
| 303 | | 603 $15M Shares of GKK Stock | $ 15,000,000.00 |
| 304 | | 604 | |
| 305 | | 605 | |
| 306 | | 606 | |
| 307. CASH due from Borrower | $ 102,969,341.56 | 607 | |
| 308. Stock due from Borrower | $ 15,000,000.00 | 608 | |
| **310. TOTAL DUE ([X] FROM) ([]TO) BORROWER** | $ 117,969,341.56 | **610. CASH ([] FROM) ([X]TO) SELLER** | $ 185,109,806.61 |

Settlement Statement Final v1 - [illegible]

| L. SETTLEMENT CHARGES | PAID FROM BORROWER'S FUNDS AT SETTLEMENT | PAID FROM SELLER'S FUNDS AT SETTLEMENT |
|---|---|---|
| **700. TOTAL SALES/BROKER'S** | | |
| COMMISSION based on price $ @ % = | | |
| Division of Commission (line 700) as follows: | | |
| 701. $ to | | |
| 702 | | |
| 703 | | |
| 704 | | |
| **800. ADDITIONAL SETTLEMENT CHARGES** | | |
| 801 | | |
| 802 | | |
| 803. Legal Fees to | | |
| 804. Legal Fees to | | |
| 805. Legal Fees to | $ 1,787,542.16 | |
| 806. Real Estate Taxes | | $ 890,164.54 |
| 807 | | |
| 808 | | |
| 809 | | |
| 810 | | |
| 811 | | |
| **900. ITEMS REQUIRED BY LENDER T O BE PAID IN ADVANCE** | | |
| 901 | | |
| 902. Mortgage Interest Premium for months to | | |
| 903. Hazard Insurance years to | | |
| **1000. RESERVES DEPOSITED WITH LENDER** | | |
| 1001. Initial Tax Reserve | $ 1,079,050.50 | |
| 1002. Initial Insurance Reserve | $ 107,358.63 | |
| 1003. Initial Replacement Reserves | $ 63,637.54 | |
| 1004. Ground Rent | $ 164,382.73 | |
| 1005. Deferred Maintenance | $ 671,287.20 | |
| 1006. Other Lender Distributions | $ 808,157.00 | |
| **1100. TITLE CHARGES** | | |
| 1101. Owner Premium to | | $ 554,344.72 |
| 1102. Loan Premium to | $ 12,375.00 | |
| 1103. Endorsements to | $ 96,498 | |
| 1104. Transfer Tax to | $ 113,287.91 | $ 164,266.91 |
| 1105. Purchase of Membership Interest Tax to | $ - | $ 1,810,636.22 |
| 1106. Mortgage Tax to | $ 507,818 | |
| 1107. Closing / Escrow Fee to | $ 5,000.00 | $ 5,000.00 |
| 1108. Search & Exam Fees to | | $ 95,000.00 |
| 1109. Recording Fees to | $ 85,000.00 | |
| 1110. Sales Tax (WA Only) to | $ 4,536.85 | |
| 1111. Lien Payoffs | | $ 1,519.58 |
| 1112. Closer's Attendance Fee | $ 4,250.00 | $ 4,250.00 |
| **1200. GOVERNMENT RECORDING AND TRANSFER CHARGES** | | |
| 1201. Recording fees: Deed $ ; Mortgage $ ; Release$ | | |
| 1202. City/County tax/stamps: Deed$ ; Mortgage$ | | |
| 1203. State tax/stamps: Deed $ ; Mortgage $ | | |
| 1204. Transfer Tax | | |
| **1300. ADDITIONAL SETTLEMENT CHARGES** | | |
| 1301 | | |
| 1302. Formation Fees to Triad | $ 14,055.50 | |
| 1303. Phase II to | | |
| 1304. Survey to Bock & Clark | $ 146,552.00 | |
| 1305. Zoning Reports to Bock & Clark | $ 42,548.64 | |
| 1306. Property Insurance to | $ 1,238,862.00 | |
| 1307. Liability Insurance to | $ 341,453.96 | |
| 1308. PCA Reports | $ 147,400.00 | |
| 1309. Phase I Assessments | $ 147,400.00 | |
| 1310. Seismic Review Reports | $ 16,500.00 | |
| 1311. Site Inspection Reports - McDargh | $ 31,200.00 | |
| 1312. Full Underwriting - Townhouse | $ 100,000.00 | |
| 1313. Estimated Liabilities True-Up | | $ 2,295,410.60 |
| 1314 | | |
| 1315. Loan Balance to Wells Fargo Bank, N.A. | $ - | $ 232,408,484.10 |
| 1316. Excess Securitization Loan Amount to Wells Fargo Bank, N.A. | $ - | $ 12,163,771.05 |
| 1317. Defeasance Custodial Fee to | $ 4,750.00 | $ 4,750.00 |
| 1318. Third Party Defeasance Costs | $ 39,700.00 | $ 39,700.00 |
| 1319. JPM Rate Lock | $ 57,500.00 | |
| **1400. TOTAL SETTLEMENT CHARGES**( enter on lines. 103, Section J and 502 Section K) | $ 7,838,103.23 | $ 250,437,297.72 |
| | | |
| | | |

Settlement Statement Final v1 - [illegible]

GPT GIG BOA PORTFOLIO HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Benjamin P. Harris
Name:    Benjamin P. Harris
Title:    Authorized Signatory

KBS ACQUISITION SUB-OWNER 2, LLC,
a Delaware limited liability company

By:	/s/ David E. Snyder

Name:	David E. Snyder

Title:	CFO

First American Title
NATIONAL COMMERCIAL SERVICES

## WIRE INSTRUCTIONS – NCS TRANSACTIONS

BANK: JP MORGAN CHASE
717 TRAVIS
MAIL CODE TX2S085
HOUSTON, TX 77002

BANK CONTACT: CARRIE PEREZ
713-216-7869

ABA NO.: 021 000 021

SWIFT ID: CHASUS33

ACCOUNT NAME: FIRST AMERICAN TITLE INSURANCE COMPANY

ACCOUNT NO.: 08806365902

REF.: TITLE NO.: P2- Gramercy 115 Portfolio

FIRST AMERICAN CONTACT: DEB PAOLI (212) 551-9464/JED LEVINE (212) 551-9482

633 Third Avenue, New York, New York 10017
212-551-9464 * 212-331-1426
WWW.FIRSTAM.COM/NCS * www.FIRSTAMNY.COM

EXHIBIT O
Escrow Account
[First American Escrow Account Information and No.]
[see attached]